                                                                 EXHIBIT 4-D-2
                                                                 -------------








                   =========================================









                   AMENDED AND RESTATED DECLARATION OF TRUST



                          PACIFIC TELESIS FINANCING I

                         Dated as of __________, 1995






                   =========================================

                              TABLES OF CONTENTS

                                   ARTICLE I
                        INTERPRETATION AND DEFINITIONS

                                                                          Page
                                                                          ----

SECTION 1.1    Definitions...........................................

                                  ARTICLE II
                              TRUST INDENTURE ACT

SECTION 2.1    Trust Indenture Act; Application......................
SECTION 2.2    Lists of Holders of Securities........................
SECTION 2.3    Reports by the Property Trustee.......................
SECTION 2.4    Periodic Reports to Property Trustee..................
SECTION 2.5    Evidence of Compliance with Conditions Precedent......
SECTION 2.6    Events of Default; Waiver.............................
SECTION 2.7    Events of Default; Notice.............................

                                  ARTICLE III
                                 ORGANIZATION

SECTION 3.1    Name..................................................
SECTION 3.2    Office................................................
SECTION 3.3    Purpose...............................................
SECTION 3.4    Authority.............................................
SECTION 3.5    Title to Property of the Trust........................
SECTION 3.6    Powers and Duties of the Regular Trustees.............
SECTION 3.7    Prohibition of Actions by the Trust and the Trustees..
SECTION 3.8    Powers and Duties of the Property Trustee.............
SECTION 3.9    Certain Duties and Responsibilities of the
               Property Trustee......................................
SECTION 3.10   Certain Rights of the Property Trustee................
SECTION 3.11   Delaware Trustee......................................
SECTION 3.12   Execution of Documents................................
SECTION 3.13   Not Responsible for Recitals or Issuance
               of Securities.........................................
SECTION 3.14   Duration of Trust.....................................
SECTION 3.15   Mergers...............................................
SECTION 3.16   Preferential Collection of Claims Against Trust.......
SECTION 3.17   Property Trustee May File Proofs of Claim.............


                                  ARTICLE IV
                                    SPONSOR

SECTION 4.1    Sponsor's Purchase of Common Securities...............
SECTION 4.2    Responsibilities of the Sponsor.......................
SECTION 4.3    Expenses..............................................


                                   ARTICLE V
                                   TRUSTEES

SECTION 5.1    Number of Trustees....................................
SECTION 5.2    Delaware Trustee......................................
SECTION 5.3    Property Trustee; Eligibility.........................
SECTION 5.4    Qualifications of Regular Trustees and Delaware Trustee
               Generally.............................................
SECTION 5.5    Initial Trustees......................................
SECTION 5.6    Appointment, Removal and Resignation of Trustees......
SECTION 5.7    Vacancies among Trustees..............................
SECTION 5.8    Effect of Vacancies...................................
SECTION 5.9    Meetings..............................................
SECTION 5.10   Delegation of Power...................................

                                  ARTICLE VI
                                 DISTRIBUTIONS

                                                                          Page
                                                                          ----

SECTION 6.1    Distributions.........................................


                                  ARTICLE VII
                            ISSUANCE OF SECURITIES

SECTION 7.1    General Provisions Regarding Securities...............


                                 ARTICLE VIII
                             TERMINATION OF TRUST

SECTION 8.1    Termination of Trust..................................


                                  ARTICLE IX
                             TRANSFER OF INTERESTS

SECTION 9.1    Transfer of Securities................................
SECTION 9.2    Registration, Transfer and Exchange of Securities.....
SECTION 9.3    Deemed Security Holders...............................
SECTION 9.4    Global Securities.....................................
SECTION 9.5    Notices to Depository.................................
SECTION 9.6    Mutilated, Destroyed, Lost or Stolen Securities.......


                                   ARTICLE X
                          LIMITATION OF LIABILITY OF
                   HOLDERS OF SECURITIES, TRUSTEES OR OTHERS

SECTION 10.1   Liability.............................................
SECTION 10.2   Exculpation...........................................
SECTION 10.3   Fiduciary Duty........................................
SECTION 10.4   Indemnification.......................................
SECTION 10.5   Outside Businesses....................................


                                  ARTICLE XI
                                  ACCOUNTING

SECTION 11.1   Fiscal Year...........................................
SECTION 11.2   Certain Accounting Matters............................
SECTION 11.3   Banking...............................................
SECTION 11.4   Withholding...........................................


                                  ARTICLE XII
                            AMENDMENTS AND MEETINGS

SECTION 12.1   Amendments............................................
SECTION 12.2   Meetings of the Holders of Securities;
               Action by Written Consent.............................


                                 ARTICLE XIII
                      REPRESENTATIONS OF PROPERTY TRUSTEE
                             AND DELAWARE TRUSTEE

SECTION 13.1   Representations and Warranties of Property Trustee....
SECTION 13.2   Representations and Warranties of Delaware Trustee....

                                  ARTICLE XIV
                                 MISCELLANEOUS

                                                                          Page
                                                                          ----

SECTION 14.1   Notices...............................................
SECTION 14.2   Governing Law.........................................
SECTION 14.3   Intention of the Parties..............................
SECTION 14.4   Headings..............................................
SECTION 14.5   Successors and Assigns................................
SECTION 14.6   Partial Enforceability................................
SECTION 14.7   Counterparts..........................................

EXHIBIT A      TERMS OF SECURITIES...................................
ANNEX I        FORM OF PREFERRED SECURITY CERTIFICATE................
ANNEX II       FORM OF COMMON SECURITY CERTIFICATE...................
EXHIBIT B      SPECIMEN OF DEBENTURE.................................
EXHIBIT C      UNDERWRITING AGREEMENT................................

                            CROSS-REFERENCE TABLE*

Section of Trust
Indenture Act of 1939,                                      Section of
as amended                                                  Declaration
----------------------                                      -----------


310(a) . . . . . . . . . . . . . . . . . . . . . . . . . .  5.3(a)
310(b) . . . . . . . . . . . . . . . . . . . . . . . . . .  5.3(a)
310(c) . . . . . . . . . . . . . . . . . . . . . . . . . .  Inapplicable
311(a) . . . . . . . . . . . . . . . . . . . . . . . . . .  3.16(a);3.16(c)
311(b) . . . . . . . . . . . . . . . . . . . . . . . . . .  3.16(b);3.16(c)
311(c) . . . . . . . . . . . . . . . . . . . . . . . . . .  Inapplicable
312(a) . . . . . . . . . . . . . . . . . . . . . . . . . .  2.2(a);2.2(b)
312(b) . . . . . . . . . . . . . . . . . . . . . . . . . .  2.2(b)
312(c) . . . . . . . . . . . . . . . . . . . . . . . . . .  2.2(d)
313(a) . . . . . . . . . . . . . . . . . . . . . . . . . .  2.3
313(b) . . . . . . . . . . . . . . . . . . . . . . . . . .  2.3
313(c) . . . . . . . . . . . . . . . . . . . . . . . . . .  2.3
313(d) . . . . . . . . . . . . . . . . . . . . . . . . . .  2.3
314(a) . . . . . . . . . . . . . . . . . . . . . . . . . .  2.4
314(b) . . . . . . . . . . . . . . . . . . . . . . . . . .  Inapplicable
314(c) . . . . . . . . . . . . . . . . . . . . . . . . . .  2.5
314(d) . . . . . . . . . . . . . . . . . . . . . . . . . .  Inapplicable
314(e) . . . . . . . . . . . . . . . . . . . . . . . . . .  2.5
314(f) . . . . . . . . . . . . . . . . . . . . . . . . . .  Inapplicable
315(a) . . . . . . . . . . . . . . . . . . . . . . . . . .  3.9(b),3.10(a)
315(b) . . . . . . . . . . . . . . . . . . . . . . . . . .  2.7(a)
315(c) . . . . . . . . . . . . . . . . . . . . . . . . . .  3.9(a)
315(d) . . . . . . . . . . . . . . . . . . . . . . . . . .  3.9(b)
315(e) . . . . . . . . . . . . . . . . . . . . . . . . . .  2.6(d)
316(a) . . . . . . . . . . . . . . . . . . . . . . . . . .  2.6
316(b) . . . . . . . . . . . . . . . . . . . . . . . . . .  2.6(e)
316(c) . . . . . . . . . . . . . . . . . . . . . . . . . .  3.6(e)
317(a) . . . . . . . . . . . . . . . . . . . . . . . . . .  3.17
317(b) . . . . . . . . . . . . . . . . . . . . . . . . . .  3.6(s)
318(a) . . . . . . . . . . . . . . . . . . . . . . . . . .  2.1(c)



____________________

* This Cross-Reference Table does not constitute part of the Declaration and shall not have any bearing upon the interpretation of any of its terms or provisions.

                   AMENDED AND RESTATED DECLARATION OF TRUST
                                      OF
                          PACIFIC TELESIS FINANCING I
                             _______________, 1995



AMENDED AND RESTATED DECLARATION OF TRUST ("Declaration") dated and effective as of ____________, 1995, by the undersigned trustees (together with all other Persons from time to time duly appointed and serving as trustees in accordance with the provisions of this Declaration, collectively the "Trustees"), Pacific Telesis Group, a Nevada corporation, as trust sponsor (the "Sponsor"), and by the holders, from time to time, of undivided beneficial interests in the Trust to be issued pursuant to this Declaration;

WHEREAS, the Trustees and the Sponsor have established a trust (the "Trust") under the Delaware Business Trust Act pursuant to a Declaration of Trust dated as of ___________ ___, 1995, (the "Original Declaration")and a Certificate of Trust filed with the Secretary of State of Delaware on ________ ___, 1995, for the sole purpose of issuing and selling certain securities representing undivided beneficial interests in the assets of the Trust and investing the proceeds from the sale thereof in certain subordinated debentures.

WHEREAS, as of the date hereof, no interests in the Trust have been issued;

WHEREAS, all of the Trustees and the Sponsor by this Declaration, amend and restate each and every term and provision of the Original Declaration; and

NOW, THEREFORE, it being the intention of the parties hereto to continue the Trust as a business trust under the Business Trust Act and that the Original Declaration be amended and restated in its entirety as provided herein and that this Declaration constitute the governing instrument of such business trust, the Trustees declare that all assets contributed to the Trust will be held for the benefit of the holders, from time to time, of the securities representing undivided beneficial interests in the assets of the Trust issued hereunder, subject to the provisions of this Declaration.


                                   ARTICLE I
                        INTERPRETATION AND DEFINITIONS

SECTION 1.1   Definitions.

     Unless the context otherwise requires:

     (a) Capitalized terms used in this Declaration but not defined in the preamble above have the respective meanings assigned to them in this
          Section 1.1;

     (b) a term defined anywhere in this Declaration has the same meaning throughout;

     (c) all references to "the Declaration" or "this Declaration" are to this Declaration as modified, supplemented or amended from time to time;

     (d) all references in this Declaration to Articles and Sections and Exhibits are to Articles and Sections of and Exhibits to this Declaration unless otherwise specified;

     (e)  a term  defined in the Trust Indenture Act has the same meaning when
          used  in   this  Declaration   unless  otherwise  defined   in  this
          Declaration or unless the context otherwise requires; and
     (f)  a reference to the singular includes the plural and vice versa.

"Affiliate" has the same meaning as given to that term in Rule 405 of the Securities Act or any successor rule thereunder.

"Authorized Officer" of a Person means any Person that is authorized to bind such Person.

"Bankruptcy" means, with respect to an entity, (a) the entry of a decree or order by a court having jurisdiction in the premises adjudging such entity a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of such entity under the Federal Bankruptcy Code or any other applicable federal or state law, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of such entity or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days or (b) the institution by such entity of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under the Federal Bankruptcy Code or any other applicable federal or state law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due.

"Business Day" means any day other than a day on which banking institutions in New York, New York are authorized or required by law to close.

"Business Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code Section 3801 et seq., as it may be amended from time to time, or any successor legislation.

"Closing Date" means ______________, [1995].

"Code" means the Internal Revenue Code of 1986 as amended and as it may be amended from time to time after the date hereof, or any successor legislation.

"Commission" means the Securities and Exchange Commission.

"Common Securities Guarantee" means the guarantee agreement dated as of _______________, [1995], of the Sponsor in respect of the Common Securities.

"Common Security" has the meaning specified in Section 7.1.

"Covered Person" means: (a) any officer, director, shareholder, partner, member, representative, employee or agent of (i) the Trust or (ii) the Trust's Affiliates; and (b) any Holder of Securities.

"Delaware Trustee" has the meaning set forth in Section 5.2.

"Depository" means DTC or its successor hereunder.

"Direction" by a Person means a written direction signed:

     (a)  if the Person is a natural person, by that Person; or

     (b) in any other case, in the name of such Person by one or more Authorized Officers of that Person.

"Distribution" means a distribution payable to Holders of Securities in accordance with Section 6.1.

"DTC" means The Depository Trust Company, the initial Depository.

"Event of Default" in respect of the Securities means an Event of Default (as defined in the Indenture) has occurred and is continuing in respect of the Subordinated Debentures.

"Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor legislation.

"Global Security" means a certificate representing all or a portion of the Common Securities or the Preferred Securities issued hereunder, as the case may be, and delivered to the Depository in accordance with Section 9.4 and bearing the legend set forth in Section 9.4.

"Holder" means a Person in whose name a Security is registered, such Person being a beneficial owner within the meaning of the Business Trust Act.

"Indemnified Person" means (a)  any Trustee; (b) any Affiliate of any Trustee;
(c) any officers, directors, shareholders, members, partners, employees, representatives or agents of any Trustee; or (d) any employee or agent of the Trust or its Affiliates.

"Indenture" means the Indenture dated as of __________, 1995, as supplemented by the First Supplemental Indenture dated as of __________, 1995, each being between the Subordinated Debenture Issuer and the Subordinated Debenture Trustee as such Indenture may be further amended, supplemented or modified in accordance with the terms thereof.

"Investment Company" means an investment company as defined in the Investment Company Act.

"Investment Company Act" means the Investment Company Act of 1940, as amended from time to time, or any successor legislation.

"Investment Company Event" has the meaning set forth in Exhibit A as such exhibit may be amended or modified in accordance with the provisions of this Declaration.

"Legal Action" has the meaning set forth in Section 3.6(g).

"Majority in liquidation amount of the Securities" means Holder(s) of outstanding Securities voting together as a single class or, as the context may require, Holders of outstanding Preferred Securities or Holders of outstanding Common Securities voting separately as a class, who are the record owners of more than 50% of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class. In determining whether the Holders of the requisite amount of Preferred Securities have voted, if the Preferred Securities remain in the form of one or more Global Securities, Holders shall be deemed to be the Persons who own beneficial interests in such Global Securities as reflected on the books of the Depository, or on the books of a Person maintaining an account with such Depository, directly or indirectly (in each case in accordance with the rules of the Depository), and Preferred Securities which are owned by the Sponsor, the Trusts or any other obligor on the Preferred Securities or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Sponsor, the Trustee or any other obligor on the Preferred Securities shall be disregarded for the purpose of any such determination.

"Ministerial Action" has the meaning set forth in the terms of the Securities as set forth in Exhibit A as such exhibit may be amended or modified in accordance with the provisions of this Declaration.

"Officer's Certificate" means, with respect to any Person, a certificate signed by an Authorized Officer of such Person. Any Officer's Certificate delivered with respect to compliance with a condition or covenant provided for in this Declaration shall include:

     (a) a statement that the officer signing the Certificate has read the covenant or condition and the definitions relating thereto;

     (b)  a brief  statement of  the nature  and scope  of the  examination or
          investigation  undertaken   by  each   officer   in  rendering   the
          Certificate;

     (c) a statement that such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

     (d) a statement as to whether, in the opinion of such officer, such condition or covenant has been complied with.

"100% in liquidation amount of the Securities" means Holders of outstanding Securities voting together as a single class or, as the context may require, Holders of outstanding Preferred Securities or Holders of outstanding Common Securities, voting separately as a class, representing at least 100% of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class. In determining whether the Holders of the requisite amount of Preferred Securities have voted, if the Preferred Securities remain in the form of one or more Global Securities, Holders shall be deemed to be the Persons who own beneficial interests in such Global Securities as reflected on the books of the Depository, or on the books of a Person maintaining an account with such Depository, directly or indirectly (in each case in accordance with the rules of the Depository), and Preferred Securities which are owned by the Sponsor, the Trusts or any other obligor on the Preferred Securities or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Sponsor, the Trustee or any other obligor on the Preferred Securities shall be disregarded for the purpose of any such determination.

"Paying Agent" has the meaning specified in Section 3.8(h).

"Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency, authority, or political subdivision thereof.

"Preferred Securities Guarantee" means the guarantee agreement dated as of _____________, [1995], of the Sponsor in respect of the Preferred Securities.

"Preferred Security" has the meaning specified in Section 7.1.

"Pricing Agreement" means the pricing agreement between the Trust, the Subordinated Debenture Issuer, and the underwriters designated by the Regular Trustees with respect to the offer and sale of the Preferred Securities.

"Property Trustee" means the Trustee meeting the eligibility requirements set forth in Section 5.3.

"Property Trustee Account" has the meaning set forth in Section 3.8(c).

"Quorum" means a majority of the Regular Trustees or, if there are only two Regular Trustees, both of them.

"Register" means the books for the registration and transfer of Securities which books are kept by the Trustee in accordance with Section 9.2.

"Regular Trustee" means any Trustee other than the Property Trustee and the Delaware Trustee.

"Related Party" means, with respect to the Sponsor, any direct or indirect wholly owned subsidiary of the Sponsor or any other Person that owns, directly or indirectly, 100% of the outstanding voting securities of the Sponsor.

"Responsible Officer" means, with respect to the Property Trustee, the chairman of the board, the president, any vice-president, any assistant vice-president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, any trust officer or assistant trust officer or any other officer in the Corporate Trust Department of the Property Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

"Rule 3a-5" means Rule 3a-5 under the Investment Company Act.

"Securities" means the Common Securities and the Preferred Securities.

"Securities Act" means the Securities Act of 1933, as amended and as it may be amended from time to time hereafter, or any successor legislation.

"66-2/3% in liquidation amount of the Securities" means Holders of outstanding Securities voting together as a single class or, as the context may require, Holders of outstanding Preferred Securities or Holder(s) of outstanding Common Securities voting separately as a class, representing at least 66-2/3% of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions, to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class. In determining whether the Holders of the requisite amount of Preferred Securities have voted, Preferred Securities which are owned by the Sponsor, the Trusts or any other obligor on the Preferred Securities or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Sponsor, the Trustee or any other obligor on the Preferred Securities shall be disregarded for the purpose of any such determination.

"Special Event" has the meaning set forth in Exhibit A as such exhibit may be amended or modified in accordance with the provisions of this Declaration.

"Sponsor" means Pacific Telesis Group, a Nevada corporation in its capacity as sponsor of the Trust or any successor entity.

"Subordinated Debenture Issuer" means the Sponsor in its capacity as issuer of the Debentures.

"Subordinated Debenture Trustee" means The First National Bank of Chicago, as trustee under the Indenture until a successor is appointed thereunder, and thereafter means such successor trustee.

"Subordinated Debentures" means the series of Subordinated Debentures and/or notes to be issued by the Subordinated Debenture Issuer under the Indenture to be held by the Property Trustee pursuant to Section 3.6(c).

"Successor  Property  Trustee"  means   a  successor  Trustee  possessing  the
qualifications to act as Property Trustee under Section 5.3.

"Super Majority" has the meaning set forth in Section 2.6(a)(ii). In determining whether the Holders of the requisite amount of Preferred Securities have voted, if the Preferred Securities remain in the form of one or more Global Securities, Holders shall be deemed to be the Persons who own beneficial interests in such Global Securities as reflected on the books of the Depository, or on the books of a Person maintaining an account with such Depository, directly or indirectly (in each case in accordance with the rules of the Depository), and Preferred Securities which are owned by the Sponsor, the Trusts or any other obligor on the Preferred Securities or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Sponsor, the Trustee or any other obligor on the Preferred Securities shall be disregarded for the purpose of any such determination.

"Tax Event" has the meaning set forth in Exhibit A as such exhibit may be amended or modified in accordance with the provisions of this Declaration.

"10% in liquidation amount of the Securities" means Holders of outstanding Securities voting together as a single class or, as the context may require, Holders of outstanding Preferred Securities or Holders of outstanding Common Securities, voting separately as a class, representing at least 10% of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class. In determining whether the Holders of the requisite amount of Preferred Securities have voted, if the Preferred Securities remain in the form of one or more Global Securities, Holders shall be deemed to be the Persons who own beneficial interests in such Global Securities as reflected on the books of the Depository, or on the books of a Person maintaining an account with such Depository, directly or indirectly (in each case in accordance with the rules of the Depository), and Preferred Securities which are owned by the Sponsor, the Trusts or any other obligor on the Preferred Securities or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Sponsor, the Trustee or any other obligor on the Preferred Securities shall be disregarded for the purpose of any such determination.

"Treasury Regulations" means the income tax regulations, including temporary and proposed regulations, promulgated under the Code by the United States Treasury, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

"Trustee" or "Trustees" means each Person who has signed this Declaration as a trustee, so long as such Person shall continue in office in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as Trustees in accordance with the provisions hereof, and references herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as trustees hereunder.

"Trust Indenture Act" means the Trust Indenture Act of 1939, as amended as the date of this Declaration.

"25% in liquidation amount of the Securities" means Holders of outstanding Securities voting together as a single class or, as the context may require, Holders of outstanding Preferred Securities or Holders of outstanding Common Securities, voting separately as a class, representing at least 25% of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class. In determining whether the Holders of the requisite amount of Preferred Securities have voted, if the Preferred Securities remain in the form of one or more Global Securities, Holders shall be deemed to be the Persons who own beneficial interests in such Global Securities as reflected on the books of the Depository, or on the books of a Person maintaining an account with such Depository, directly or indirectly (in each case in accordance with the rules of the Depository), and Preferred Securities which are owned by the Sponsor, the Trusts or any other obligor on the Preferred Securities or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Sponsor, the Trustee or any other obligor on the Preferred Securities shall be disregarded for the purpose of any such determination.

"Underwriting Agreement" means the Underwriting Agreement for the offering and sale of Preferred Securities in the form of Exhibit C.


                                  ARTICLE II
                              TRUST INDENTURE ACT

SECTION 2.1  Trust Indenture Act; Application.

     (a) So long as the Preferred Securities are outstanding, this Declaration shall be subject to the provisions of the Trust Indenture Act that are required to be part of this Declaration and shall, to the extent applicable, be governed by such provisions. At such time as the Preferred Securities are no longer outstanding, the Trust Indenture Act shall not govern this Declaration and all provisions requiring compliance with specified provisions of the Trust Indenture Act shall be of no further force and effect.

     (b) The Property Trustee shall be the only Trustee which is a Trustee for the purposes of the Trust Indenture Act.

     (c) If and to the extent that any provision of this Declaration limits, qualifies or conflicts with the duties imposed by Sections 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control.

     (d) The application of the Trust Indenture Act to this Declaration shall not affect the nature of the Securities as equity securities representing undivided beneficial interests in the assets of the Trust.

SECTION 2.2  Lists of Holders of Securities.

     (a) The Sponsor and the Regular Trustees on behalf of the Trust will furnish or cause to be furnished to the Property Trustee, not less than 45 days nor more than 60 days after each date (month and day) that is a Distribution payment date, but in no event less frequently than semiannually, and at such other times as the Property Trustee may request in writing, within 30 days after receipt by the Sponsor and the Regular Trustees of any such request, a list in such form as the Property Trustee may reasonably require containing all the information in the possession or control of the Sponsor, the Trustees, or any Paying Agents other than the Property Trustee, as to the names and addressees of the Holders of Securities, obtained since the date as of which the next previous list, if any, was furnished, excluding from any such list the names and addresses received by the Property Trustee in its capacity as registrar (if so acting). Any such list may be dated as of a date not more than 15 days prior to the time such information is furnished and need not include information received after such date.

     (b) The Property Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Holders of Securities (i) contained in the most recent list furnished to it as provided in this Section 2.2, (ii) received by the Property Trustee in the capacity of Paying Agent or registrar (if so acting), and
          (iii) filed with the Property Trustee within the two preceding years as provided for in Section 2.2(a). The Property Trustee may destroy any list furnished to it as provided in this Section 2.2 upon receipt of a new list so furnished.

     (c) If three or more Holders of Securities (hereinafter referred to as "applicants") apply in writing to the Property Trustee, and furnish to the Property Trustee reasonable proof that each such applicant has owned a Security for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders of Securities with respect to their rights under this Declaration or under such Securities, and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Property Trustee shall, within five Business Days after the receipt of such application, at its election, either:

          (i) afford such applicants access to the information preserved at the time by the Property Trustee in accordance with the provisions of this Section 2.2 or

          (ii) inform such applicants as to the approximate number of Holders of Securities whose names and addresses appear in the information preserved at the time by the Property Trustee in accordance with the provisions of Section 2.2(b), and as to the approximate cost of mailing to such Holders the form of proxy or other communications, if any, specified in such application.

          If the Property Trustee shall elect not to afford such applicants access to such information, the Property Trustee shall, upon the written request of such applicants, mail to each of the Holders of Securities whose name and address appear in the information preserved at the time by the Property Trustee in accordance with the provisions of Section 2.2(b), a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Property Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender, the Property Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Property Trustee, such mailing would be contrary to the best interests of the Holders of Securities or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Property Trustee shall mail copies of such material to all such Holders of Securities with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Property Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

     (d) Each and every Holder of the Securities, by receiving and holding the same, agrees with the Sponsor, the Regular Trustees and the Property Trustee that none of them nor any Paying Agent nor any registrar shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Securities in accordance with the provisions of Section 2.2(c), regardless of the source from which such information was derived, and that the Property Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under
          Section 2.2(c).

     (e) The Property Trustee shall comply with its obligations under Sections 311(a) and 311(b) of the Trust Indenture Act.

SECTION 2.3  Reports by the Property Trustee.

Within 60 days after May 15 of each year, the Property Trustee shall provide to the Holders of the Preferred Securities such reports as are required by
Section 313 of the Trust Indenture Act, if any, in the form and in the manner provided by Section 313 of the Trust Indenture Act. The Property Trustee shall also comply with the requirements of Section 313(d) of the Trust Indenture Act.

SECTION 2.4  Periodic Reports to Property Trustee.

Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide to the Property Trustee such documents, reports and information as required by Section 314 (if any) and the compliance certificate required by
Section 314 of the Trust Indenture Act in the form, in the manner and at the times required by Section 314 of the Trust Indenture Act.

SECTION 2.5  Evidence of Compliance with Conditions Precedent.

Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide to the Property Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Declaration that relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to
Section 314(c)(1) may be given in the form of an Officer's Certificate.

SECTION 2.6   Events of Default; Waiver.

The occurrence and continuance of an Event of Default under the Indenture with respect to the Subordinated Debentures shall constitute an Event of Default hereunder.

     (a) The Holders of a Majority in liquidation amount of Preferred Securities may, by vote, on behalf of the Holders of all of the Preferred Securities, waive any past Event of Default in respect of the Preferred Securities and its consequences, provided that, if the underlying Event of Default under the Indenture:

          (i) is not waivable under the Indenture, the Event of Default under the Declaration shall also not be waivable; or

          (ii) requires the consent or vote of the holders of greater than a majority in principal amount of the Subordinated Debentures (a "Super Majority") to be waived under the Indenture, the Event of Default under the Declaration may only be waived by the vote of all of the Holders of the Preferred Securities or such proportion thereof in liquidation amount as represents the relevant Super Majority of the aggregate principal amount of the Subordinated Debentures outstanding.

          The foregoing  provisions of this Section 2.6(a) shall be in lieu of
          Section 316(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act.

          Upon such waiver, any such default shall cease to exist, and any Event of Default with respect to the Preferred Securities arising therefrom shall be deemed to have been cured, for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or Event of Default with respect to the Preferred Securities or impair any right consequent thereon. Any waiver by the Holders of the Preferred Securities of an Event of Default with respect to the Preferred Securities shall also be deemed to constitute a waiver by the Holders of the Common Securities of any such Event of Default with respect to the Common Securities for all purposes of this Declaration without any further act, vote, or consent of the Holders of the Common Securities.

     (b)  The  Holders of  a  Majority in  liquidation  amount of  the  Common
          Securities may, by vote, on behalf of the Holders of all of the Common Securities, waive any past Event of Default with respect to the Common Securities and its consequences, provided that, if the underlying Event of Default under the Indenture:

           (i) is not waivable under the Indenture, except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Declaration as provided below in this
               Section 2.6(b), the Event of Default under the Declaration shall also not be waivable; or

          (ii) requires the consent or vote of a Super Majority to be waived, except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Declaration as provided below in this Section 2(b), the Event of Default under the Declaration may only be waived by the vote of the Holders of at least the proportion in liquidation amount of the Common Securities as represents the relevant Super Majority of the aggregate principal amount of the Subordinated Debentures outstanding;

          provided that, each Holder of Common Securities will be deemed to have waived any such Event of Default and all Events of Default with respect to the Common Securities and its consequences until all Events of Default with respect to the Preferred Securities have been cured, waived or otherwise eliminated, and until such Events of Default have been so cured, waived or otherwise eliminated, the Property Trustee will be deemed to be acting solely on behalf of the Holders of the Preferred Securities and only the Holders of the Preferred Securities will have the right to direct the Property Trustee in accordance with the terms of the Securities. The foregoing provisions of this Section 2.6(b) shall be in lieu of Sections 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act and such Sections 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act are hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act.
          Subject to the foregoing provisions of this Section 2.6(b), upon such waiver, any such default shall cease to exist and any Event of Default with respect to the Common Securities arising therefrom shall be deemed to have been cured for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or Event of Default with respect to the Common Securities or impair any right consequent thereon.

     (c) A waiver of an Event of Default under the Indenture by the Property Trustee at the direction of the Holders of the Preferred Securities constitutes a waiver of the corresponding Event of Default under this Declaration. The foregoing provisions of this Section 2.6(c) shall be in lieu of Section 316(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act.

     (d) The provisions of Section 315(e) of the Trust Indenture Act shall be excluded from this Declaration.

     (e) No Holder of any Preferred Security or of any Common Security shall have any right by virtue or by availing of any provision of this Declaration to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Declaration or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless such Holder previously shall have given to the Property Trustee written notice of a continuing Event of Default, as hereinbefore provided, and unless also the Holders of not less than 25% in liquidation amount of the Preferred Securities or of the Common Securities, as the case may be, then outstanding shall have made written request upon the Property Trustee to institute such action, suit or proceeding in its own name as Property Trustee hereunder and shall have offered to the Property Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby (including the reasonable fees of counsel for the Property Trustee), and the Property Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding and no direction inconsistent with such written request shall have been given to the Property Trustee pursuant to this Section 2.2(e); it being understood and intended, and being expressly covenanted by the taker and Holder of every Security with every other taker and Holder and the Property Trustee, that no one or more Holders of Securities shall have any right in any manner whatever by virtue or by availing of any provision of this Declaration to affect, disturb or prejudice the rights of the Holders of any other of such Securities, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Declaration, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Securities. For the protection and enforcement of the provisions of this Section 2.2(e), each and every Holder and the Property Trustee shall be entitled to such relief as can be given either at law or in equity.

          Notwithstanding any other provisions in this Indenture, the right of any Holder of any Security to receive payment of the Distributions on such Security on or after the respective due dates expressed in such Security (or, in the case of redemption, on or after the date fixed for redemption), or to institute suit for the enforcement of any such payment on or after such respective dates shall not be impaired or affected without the consent of such Holder.

SECTION 2.7  Event of Default; Notice.

     (a) The Property Trustee shall, within 90 days after the occurrence of an Event of Default, transmit by mail, first class postage prepaid, to the Holders of the Securities, notices of such Event of Default known to the Property Trustee, unless such Event of Default has been cured, remedied or waived before the giving of such notice (the term "Event of Default" for the purposes of this Section 2.7(a) being hereby defined to be an Event of Default irrespective of any periods of grace provided for in the Indenture and irrespective of the giving of any notice provided therein); provided that, except for an Event of Default in the payment of principal of (or premium, if any) or interest on any of the Subordinated Debentures or in the payment of any sinking fund installment established for the Subordinated Debentures, the Property Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors and/or Responsible Officers of the Property Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of the Securities.

     (b) The Property Trustee shall not be deemed to have knowledge of any default except:

          (i)  a default under Sections 501(1) and 501(2) of the Indenture; or

          (ii) any default as to which the Property Trustee shall have received written notice or a Responsible Officer charged with the administration of the Declaration shall have obtained written notice of.


                                  ARTICLE III
                                 ORGANIZATION

SECTION 3.1  Name.

The Trust is named "Pacific Telesis Financing I", as such name may be modified from time to time by the Regular Trustees following written notice to the Holders of Securities. The Trust's activities may be conducted under the name of the Trust or any other name deemed advisable by the Regular Trustees.

SECTION 3.2  Office.

The address of the principal office of the Trust is c/o Pacific Telesis Group, 130 Kearny Street, San Francisco, California 94108. On ten Business Days
written notice to the Holders of Securities, the Regular Trustees may designate another principal office.

SECTION 3.3  Purpose.

The exclusive purposes and functions of the Trust are (a) to issue and sell Securities and use the proceeds from such sale to acquire the Subordinated Debentures, and (b) except as otherwise limited herein, to engage in only those other activities necessary, or incidental thereto. The Trust shall not borrow money, issue debt or reinvest proceeds derived from investments, pledge any of its assets, or otherwise undertake (or permit to be undertaken) any activity that would cause (i) the Trust to be classified as other than a grantor trust for United States federal income tax purposes or (ii) each Holder of Securities not to be treated as owning an undivided beneficial interest in the Subordinated Debentures at any time the Securities are outstanding.

SECTION 3.4  Authority.

Subject to the limitations provided in this Declaration and to the specific duties of the Property Trustee, the Regular Trustees shall have exclusive and complete authority to carry out the purposes of the Trust. An action taken by the Regular Trustees in accordance with their powers shall constitute the act of and serve to bind the Trust and an action taken by the Property Trustee in accordance with its powers shall constitute the act of and serve to bind the Trust. In dealing with the Trustees acting on behalf of the Trust, no person shall be required to inquire into the authority of the Trustees to bind the Trust. Persons dealing with the Trust are entitled to rely conclusively on the power and authority of the Trustees as set forth in this Declaration.

SECTION 3.5  Title to Property of the Trust.

Except as provided in Section 3.8 with respect to the Subordinated Debentures and the Property Trustee Account or as otherwise provided in this Declaration, legal title to all assets of the Trust shall be vested in the Trust. The Holders shall not have legal title to any part of the assets of the Trust, but shall have an undivided beneficial interest in the assets of the Trust.

SECTION 3.6  Powers and Duties of the Regular Trustees.

The Regular Trustees shall have the exclusive power, duty and authority to cause the Trust to engage in the following activities:

     (a) to issue and sell the Preferred Securities and the Common Securities in accordance with this Declaration; provided, however, that the Trust may issue no more than one series of Preferred Securities and no more than one series of Common Securities, and, provided further, that there shall be no interests in the Trust other than the Securities, and the issuance of Securities shall be limited to a simultaneous issuance of both Preferred Securities and Common Securities on each Closing Date;

     (b) in connection with the issue and sale of the Preferred Securities, at the direction of the Sponsor, to:

          (i) execute and file with the Commission the registration statement on Form S-3 prepared by the Sponsor, including any amendments thereto, pertaining to the Preferred Securities, the Subordinated Debentures and the Preferred Securities Guarantee;

          (ii) execute and file any documents prepared by the Sponsor, or take any acts as determined by the Sponsor to be necessary in order to qualify or register all or part of the Preferred Securities in any State in which the Sponsor has determined to qualify or register such Preferred Securities for sale;

         (iii) execute and file an application, prepared by the Sponsor, to the New York Stock Exchange or any other national stock exchange or the Nasdaq National Market for listing upon notice of issuance of any Preferred Securities;

          (iv) execute and file with the Commission a registration statement on Form 8-A, including any amendments thereto, prepared by the Sponsor relating to the registration of the Preferred Securities under Section 12(b) of the Exchange Act; and

          (v) execute and enter into the Underwriting Agreement and Pricing Agreement providing for the sale of the Preferred Securities;

     (c) to acquire the Subordinated Debentures with the proceeds of the sale of the Preferred Securities and the Common Securities; provided, however, that the Regular Trustees shall cause legal title to the Subordinated Debentures to be held of record in the name of the Property Trustee for the benefit of the Trust and the Holders of the Preferred Securities and the Holders of the Common Securities;

     (d) to give the Sponsor and the Property Trustee prompt written notice of the occurrence of a Special Event; provided that the Regular Trustees shall consult with the Sponsor and the Property Trustee before taking or refraining from taking any Ministerial Action in relation to a Special Event;

     (e) to establish a record date with respect to all actions to be taken hereunder that require a record date be established, including for the purposes of Section 316(c) of the Trust Indenture Act, and with respect to Distributions, voting rights, redemptions and exchanges, and to issue relevant notices to the Holders of Preferred Securities and Holders of Common Securities as to such actions and applicable record dates;

     (f) to take all actions and perform such duties as may be required of the Regular Trustees pursuant to the terms of the Securities;

     (g) to bring or defend, pay, collect, compromise, arbitrate, resort to legal action, or otherwise adjust claims or demands of or against the Trust ("Legal Action"), unless pursuant to Section 3.8(e), the Property Trustee has the exclusive power to bring such Legal Action;

     (h) to employ or otherwise engage employees and agents (who may be designated as officers with titles) and managers, contractors, advisors, and consultants and pay reasonable compensation for such services;

     (i) to cause the Trust to comply with the Trust's obligations under the Trust Indenture Act;

     (j) to give the certificate required by Section 314(a)(4) of the Trust Indenture Act to the Property Trustee, which certificate may be executed by any Regular Trustee;

     (k) to incur expenses that are necessary or incidental to carry out any of the purposes of the Trust;

     (l) to act as, or appoint another Person to act as, registrar and transfer agent for the Securities;

     (m) to give prompt written notice to the Holders of the Securities of any notice received from the Subordinated Debenture Issuer of its election (i) to defer payments of interest on the Subordinated Debentures by extending the interest payment period under the Indenture or, (ii) to extend the scheduled maturity date on the Subordinated Debentures;

     (n) to execute all documents or instruments, perform all duties and powers, and do all things for and on behalf of the Trust in all matters necessary or incidental to the foregoing;

     (o) to take all action that may be necessary or appropriate for the preservation and the continuation of the Trust's valid existence, rights, franchises and privileges as a statutory business trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders of the Securities or to enable the Trust to effect the purposes for which the Trust was created;

     (p) to take any action, not inconsistent with this Declaration or with applicable law, that the Regular Trustees determine in their discretion to be necessary or desirable in carrying out the activities of the Trust as set out in this Section 3.6, including, but not limited to:

          (i) causing the Trust not to be deemed to be an Investment Company required to be registered under the Investment Company Act;

          (ii)      causing the Trust  not to  be classified as  other than  a
                    grantor   trust  for  United  States  federal  income  tax
                    purposes; and

         (iii) cooperating with the Subordinated Debenture Issuer to ensure that the Subordinated Debentures will be treated as indebtedness of the Subordinated Debenture Issuer for United States federal income tax purposes, provided that such action does not adversely affect the interests of Holders;

     (q) to take all action necessary to cause all applicable tax returns and tax information reports that are required to be filed with respect to the Trust to be duly prepared and filed by the Regular Trustees, on behalf of the Trust;

     (r) subject to the requirements of Rule 3a-5 and Section 317(b) of the Trust Indenture Act, to appoint one or more Paying Agents (as defined herein) in addition to the Property Trustee; and

     (s) as soon as is practicable, furnish the Property Trustee with notice of any event which is an Event of Default or which with the giving of notice or the passage of time or both would constitute an Event of Default which has occurred and is continuing on the date of such notice, which notice shall set forth the nature of such event and the action which the Regular Trustees proposes to take with respect thereto.

The Regular Trustees must exercise the powers set forth in this Section 3.6 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Regular Trustees shall not take any action that is inconsistent with the purposes and functions of the Trust set forth in Section 3.3.

Subject to this Section 3.6, the Regular Trustees shall have none of the powers or the authority of the Property Trustee set forth in Section 3.8.

SECTION 3.7  Prohibition of Actions by the Trust and the Trustees.

     (a) The Trust shall not, and the Trustees (including the Property Trustee) shall cause the Trust not to, engage in any activity other than as required or authorized by this Declaration. In particular, the Trust shall not and the Trustees (including the Property Trustee) shall cause the Trust not to:

          (i) invest any proceeds received by the Trust from holding the Subordinated Debentures, but shall distribute all such proceeds to Holders of Securities pursuant to the terms of this Declaration and of the Securities;

          (ii) acquire any assets other than as expressly provided herein;

         (iii)      possess Trust property for other than a Trust purpose;

          (iv) make any loans or incur any indebtedness other than loans represented by the Subordinated Debentures;

          (v) possess any power or otherwise act in such a way as to vary the Trust assets or the terms of the Securities in any way whatsoever;

          (vi) issue any securities or other evidences of beneficial ownership of, or beneficial interest in, the Trust other than the Securities; or

         (vii) other than as provided in this Declaration and in Exhibit A both as may be amended or modified in accordance with the provisions of this Declaration, (A) direct the time, method and place of exercising any trust or power conferred upon the Subordinated Debenture Trustee with respect to the Subordinated Debentures, (B) waive any past default that is waivable under Section 513 of the Indenture, (C) exercise any right to rescind or annul any declaration that the principal of all the Subordinated Debentures shall be due and payable, or (D) consent to any amendment, modification or termination of the Indenture or the Subordinated Debentures where such consent shall be required unless the Trust shall have received an opinion of counsel to the effect that such modification will not cause more than an insubstantial risk that the Trust will be classified as other than a grantor trust for United States federal income tax purposes.

SECTION 3.8    Powers and Duties of the Property Trustee.

          (a) The legal title to the Subordinated Debentures shall be owned by and held of record in the name of the Property Trustee for the benefit of the Trust and the Holders of the Securities. The right, title and interest of the Property Trustee to the Subordinated Debentures shall vest automatically in each Person who may hereafter be appointed as Property Trustee in accordance with Section 5.6. Such vesting and cessation of title shall be effective whether or not conveyancing documents with regard to the Subordinated Debentures have been executed and delivered.

          (b) The Property Trustee shall not transfer its right, title and interest in the Subordinated Debentures to the Regular Trustees or to the Delaware Trustee (if the Property Trustee does not also act as Delaware Trustee).

          (c)  The Property Trustee shall:

                (i) establish and maintain a segregated trust account (the "Property Trustee Account") in the name of and under the exclusive control of the Property Trustee on behalf of the Holders of the Securities and, upon the receipt of payments of funds made in respect of the Subordinated Debentures held by the Property Trustee, deposit such funds into the Property Trustee Account and make payments to the Holders of the
                         Preferred  Securities  and   Holders  of  the  Common
                         Securities from the Property Trustee Account in accordance with Section 6.1. Funds in the Property Trustee Account shall be held uninvested until disbursed in accordance with this Declaration. The Property Trustee Account shall be an account that is maintained with a banking institution either (A) whose long term unsecured indebtedness is rated "A" or better by a "nationally recognized statistical rating organization", as that term is defined for purposes of Rule 436(g)(2) under the Securities Act or (B) which has a capital surplus of at least $150,000,000;

                (ii) engage in such ministerial activities as shall be necessary or appropriate to effect the redemption of the Preferred Securities and the Common Securities to the extent the Subordinated Debentures are redeemed or mature; and

                (iii)    upon notice  of  distribution issued  by the  Regular
                         Trustees in accordance with the terms of the Securities, engage in such ministerial activities as shall be necessary or appropriate to effect the distribution of the Subordinated Debentures to Holders of Securities upon the occurrence of certain special events (as may be defined in the terms of the Securities) arising from a change in law or a change in legal interpretation or other specified circumstances pursuant to the terms of the Securities.

          (d) The Property Trustee shall take all actions and perform such duties as may be specifically required of the Property Trustee pursuant to the terms of the Securities.

          (e) The Property Trustee shall take any Legal Action which arises out of or in connection with an Event of Default or the Property Trustee's duties and obligations under this Declaration or the Trust Indenture Act.

          (f) The Property Trustee shall continue to serve as Trustee until either:

               (i) the Trust has been completely liquidated and the proceeds of the liquidation distributed to the Holders of Securities pursuant to the terms of the Securities; or

               (ii) a Successor Property Trustee has been appointed and has accepted that appointment in accordance with
                         Section 5.6.

          (g) The Property Trustee shall have the legal power to exercise all of the rights, powers and privileges of a holder of Subordinated Debentures under the Indenture and, if an Event of Default occurs and is continuing, the Property Trustee shall, for the benefit of Holders of the Securities, enforce its rights as holder of the Subordinated Debentures subject to the rights of the Holders pursuant to the terms of such Securities.

          (h) The Property Trustee may authorize one or more Persons (each, a "Paying Agent") to pay Distributions, redemption payments or liquidation payments on behalf of the Trust with respect to all securities and any such Paying Agent shall comply with Section 317(b) of the Trust Indenture Act. Any Paying Agent may be removed by the Property Trustee at any time and a successor Paying Agent or additional Paying Agents may be appointed at any time by the Property Trustee.

          (i) Subject to this Section 3.8, the Property Trustee shall have none of the duties, liabilities, powers or the authority of the Regular Trustees set forth in Section 3.6.

     The Property Trustee must  exercise the powers set forth in  this Section
     3.8 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Property Trustee shall not take any action that is inconsistent with the purposes and functions of the Trust set out in Section 3.3.

SECTION 3.9  Certain Duties and Responsibilities of the Property Trustee.

     (a) The Property Trustee, before the occurrence of any Event of Default and after the curing of all Events of Default that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Declaration, in the terms of the Securities and in the Trust Indenture Act and no implied covenants shall be read into this Declaration against the Property Trustee. In case an Event of Default has occurred (that has not been cured or waived pursuant to Section 2.6), the Property Trustee shall exercise such of the rights and powers vested in it by this Declaration, and use the same degree of care and skill in its exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

     (b) No provision of this Declaration shall be construed to relieve the Property Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

          (i) prior to the occurrence of an Event of Default and after the curing or waiving of all such Events of Default that may have occurred:

               (A) the duties and obligations of the Property Trustee shall be determined solely by the express provisions of this Declaration, in the terms of the Securities and in the Trust Indenture Act and the Property Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Declaration, and no implied covenants or obligations shall be read into this Declaration against the Property Trustee; and

               (B) in the absence of bad faith on the part of the Property Trustee, the Property Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Property Trustee and conforming to the requirements of this Declaration; but in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Property Trustee, the Property Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Declaration;

          (ii) the Property Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Property Trustee, unless it shall be proved that the Property Trustee was negligent in ascertaining the pertinent facts;

         (iii) the Property Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a Majority in liquidation amount of the Securities at the time outstanding relating to the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under this Declaration;

          (iv) no provision of this Declaration shall require the Property Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Declaration or adequate indemnity against such risk or liability is not reasonably assured to it;

          (v) the Property Trustee's sole duty with respect to the custody, safe keeping and physical preservation of the Subordinated Debentures and the Property Trustee Account shall be to deal with such property in a similar manner as the Property Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Property Trustee under this Declaration, and the Trust Indenture Act;

          (vi) the Property Trustee shall have no duty or liability for or with respect to the value, genuineness, existence or sufficiency of the Subordinated Debentures or the payment of any taxes or assessments levied thereon or in connection therewith;

         (vii) the Property Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree with the Sponsor. Money held by the Property Trustee need not be segregated from other funds held by it except in relation to the Property Trustee Account maintained by the Property Trustee pursuant to Section 3.8(c)(i) and except to the extent otherwise required by law; and

        (viii) the Property Trustee shall not be responsible for monitoring the compliance by the Regular Trustees or the Sponsor with their respective duties under this Declaration, nor shall the Property Trustee be liable for the default or misconduct of the Regular Trustees or the Sponsor.

SECTION 3.10  Certain Rights of the Property Trustee.

     (a)       Subject to the provisions of Section 3.9:

               (i) the Property Trustee may rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed, sent or presented by the proper party or parties;

               (ii) any direction or act of the Sponsor or the Regular Trustees contemplated by this Declaration shall be sufficiently evidenced by a Direction or an Officer's Certificate;

               (iii) whenever in the administration of this Declaration, the Property Trustee shall deem it desirable that a matter be proved or established before taking, suffering or omitting any action hereunder, the Property Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part request and rely upon an Officer's Certificate which, upon receipt of such request, shall be promptly delivered by the Sponsor or the Regular Trustees;

               (iv) the Property Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) (or any rerecording, refiling or registration thereof);

               (v) the Property Trustee may consult with counsel or other experts and the advice or opinion of such counsel and experts with respect to legal matters or advice within the scope of such experts' area of expertise shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion. Such counsel may be counsel to the Sponsor or any of its Affiliates, and may include any of its employees. The Property Trustee shall have the right at any time to seek instructions concerning the administration of this Declaration from any court of competent jurisdiction;

               (vi) the Property Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Declaration at the request or direction of any Holder, unless such Holder shall have provided to the Property Trustee adequate security and indemnity, which would satisfy a reasonable person in the position of the Property Trustee, against the costs, expenses (including attorneys' fees and expenses) and liabilities that might be incurred by it in complying with such request or direction, including such reasonable advances as may be requested by the Property Trustee provided, that, nothing contained in this Section 3.10(a)(vi) shall be taken to relieve the Property Trustee, upon the occurrence of an Event of Default, of its obligation to exercise the rights and powers vested in it by this Declaration;

               (vii) the Property Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Property Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit;

               (viii) the Property Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys, and the Property Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

               (ix) any action taken by the Property Trustee or its agents hereunder shall bind the Trust and the Holders of the Securities, and the signature of the Property Trustee or its agents alone shall be sufficient and effective to perform any such action and no third party shall be required to inquire as to the authority of the Property Trustee to so act or as to its compliance with any of the terms and provisions of this Declaration, both of which shall be conclusively evidenced by the Property Trustee's or its agent's taking such action;

               (x) whenever in the administration of this Declaration the Property Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Property Trustee (i) may request instructions from the Holders of the Securities which instructions may only be given by the Holders of the same proportion in liquidation amount of the Securities as would be entitled to direct the Property Trustee under the terms of the Securities in respect of such remedy, right or action, (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and
                         (iii) shall be protected in acting in accordance with such instructions; and

               (xi) except as otherwise expressly provided by this Declaration, the Property Trustee shall not be under any obligation to take any action that is
                         discretionary   under   the   provisions    of   this
                         Declaration.

     (b) No provision of this Declaration shall be deemed to impose any duty or obligation on the Property Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Property Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Property Trustee shall be construed to be a duty.

SECTION 3.11  Delaware Trustee.

Notwithstanding any other provision of this Declaration other than Section 5.2, the Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities of the Regular Trustees or the Property Trustee described in this Declaration. Except as set forth in Section 5.2, the Delaware Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements of Section 3807 of the Business Trust Act.

SECTION 3.12  Execution of Documents.

Unless otherwise determined by the Regular Trustees, and except as otherwise required by the Business Trust Act, a majority of or, if there are only two, both of the Regular Trustees or, if there is only one, such Regular Trustee is authorized to execute on behalf of the Trust any documents that the Regular Trustees have the power and authority to execute pursuant to Section 3.6; provided that, any listing application prepared by the Sponsor referred to in
Section 3.6(b)(iii) may be executed by one Regular Trustee.

SECTION 3.13  Not Responsible for Recitals or Issuance of Securities.

The recitals contained in this Declaration and the Securities shall be taken as the statements of the Sponsor, and the Trustees do not assume any responsibility for their correctness. The Trustees make no representations as to the value or condition of the property of the Trust or any part thereof. The Trustees make no representations as to the validity or sufficiency of this Declaration or the Securities.

SECTION 3.14  Duration of Trust.

The Trust, unless terminated pursuant to the provisions of Article VIII hereof, shall have existence for 55 years from the Closing Date.

SECTION 3.15  Mergers.

     (a) The Trust may not consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any corporation or other body, except as described in Section 3.15(b) and (c).

     (b) The Trust may, with the consent of the Regular Trustees or, if there are more than two, a majority of the Regular Trustees and without the consent of the Holders of the Securities, the Delaware Trustee or the Property Trustee, consolidate, amalgamate, merge with or into, or be replaced by a trust organized as such under the laws of any State; provided that:

          (i)       such successor entity (the "Successor Entity") either:

                    (A) expressly assumes all of the obligations of the Trust under the Securities; or

                    (B) substitutes for the Securities other securities having substantially the same terms as the Preferred Securities (the "Successor Securities") so long as the Successor Securities rank the same as the Preferred Securities rank with respect to Distributions and payments upon liquidation, redemption and maturity;

          (ii) the Subordinated Debenture Issuer expressly acknowledges a trustee of the Successor Entity that possesses the same powers and duties as the Property Trustee as the holder of the Subordinated Debentures;

         (iii) the Preferred Securities or any Successor Securities are listed, or any Successor Securities will be listed upon notification of issuance, on any national securities exchange or other organization on which the Preferred Securities are then listed or quoted;

          (iv) such merger, consolidation, amalgamation or replacement does not cause the Preferred Securities (including any Successor Securities) to be downgraded by any nationally recognized statistical rating organization;

          (v) such merger, consolidation, amalgamation or replacement does not adversely affect the rights, preferences and privileges of the Holders of the Securities (including any Successor Securities) in any material respect (other than with respect to any dilution of such Holders' interests in the Successor Entity);

          (vi) such Successor Entity has a purpose identical to that of the Trust;

          (vii) prior to such merger, consolidation, amalgamation or replacement, the Sponsor has received an opinion of a nationally recognized independent counsel to the Trust experienced in such matters to the effect that:

                    (A) such merger, consolidation, amalgamation or replacement does not adversely affect the rights, preferences and privileges of the Holders of the Securities (including any Successor Securities) in any material respect (other than with respect to any dilution of the Holders' interest in the Successor Entity); and

                    (B) following such merger, consolidation, amalgamation or replacement, neither the Trust nor the Successor Entity will be required to register as an Investment Company; and

          (viii) the Sponsor guarantees the obligations of such Successor Entity under the Successor Securities at least to the extent provided by the Preferred Securities Guarantee.

     (c) Notwithstanding Section 3.15(b), the Trust shall not, except with the consent of Holders of 100% in liquidation amount of the Securities, consolidate, amalgamate, merge with or into, or be replaced by any other entity or permit any other entity to consolidate, amalgamate, merge with or into, or replace it if such consolidation, amalgamation, merger or replacement would cause the Trust or Successor Entity to be classified as other than a grantor trust for United States federal income tax purposes and each Holder of the Securities not to be treated as owning an undivided beneficial interest in the Subordinated Debentures.

SECTION 3.16   Preferential Collection of Claims Against Trust.

     (a) Subject to the provisions of Section 3.16(b), if the Property Trustee shall be or shall become a creditor, directly or indirectly, secured or unsecured, of the Trust or any other obligor on the Securities within three months prior to a default, as defined in
          Section 3.16(c), or subsequent to such a default, then, unless and until such default shall be cured, the Property Trustee shall set apart and hold in a special account for the benefit of the Property Trustee individually, the Holders of the Securities for which it is acting as Property Trustee, and the holders of other indenture securities (as defined in Section 3.16(c));

          (i) an amount equal to any and all reductions in the amount due owing upon any claim as such creditor in respect of principal or interest, effected after the beginning of such three months' period, and valid as against the Trust or such other obligor on the Securities and its other creditors, except any such reduction resulting from the receipt or disposition of any property described in paragraph (ii) of this subsection, or from the exercise of any right of set-off which the Property Trustee could have exercised if a petition in bankruptcy had been filed by or against the Trust or such other obligor on the Securities upon the date of such default; and

          (ii) all property received by the Property Trustee in respect of any claims as such creditor, either as security therefor, or in satisfaction or composition thereof, or otherwise, after the beginning of such three months' period, or an amount equal to the proceeds of any such property if disposed of, subject, however, to the rights, if any, of the Trust or such other obligor on the Securities and their respective other creditors in such property or such proceeds.

          Nothing herein contained, however, shall affect the right of the Property Trustee:

                    (A) to retain for its own account (1) payments made on account of any such claim by any Person (other than the Trust or such other obligor on the Securities) who is liable thereon, and (2) the proceeds of the bona fide sale of any such claim by the Property Trustee to a third Person, and (3) distributions made in cash, securities or other property in respect of claims filed against the Trust or such other obligor on the Securities in bankruptcy or receivership or in proceedings for reorganization pursuant to Title 11 of the United States Code or applicable State laws;

                    (B) to realize, for its own account, upon any property held by it as security for any such claim, if such property was so held prior to the beginning of such three months' period;

                    (C) to realize, for its own account, but only to the extent of the claim hereinafter mentioned, upon any property held by it as security for any such claim, if such claim was created after the beginning of such three months' period and such property was received as security therefor simultaneously with the creation thereof, and if the Property Trustee shall sustain the burden of proving that at the time such property was so received, the Property Trustee had no reasonable cause to believe that a default, as defined in Section 3.16(c), would occur within three months; or

                    (D) to receive payment on any claim referred to in paragraph (B) or (C), against the release of any property held as security for such claim as provided in such paragraph (B) or (C), as the case may be, to the extent of the fair value of such property.

          For the purposes of paragraphs (B), (C) and (D), property substituted after the beginning of such three months' period for property held as security at the time of such substitution shall, to the extent of the fair value of the property released, have the same status as the property released, and to the extent that any claim referred to in any of such paragraphs is created in renewal of or in substitution for or for the purposes of repaying or refunding any preexisting claim of the Property Trustee as such creditor, such claim shall have the same status as such preexisting claim.

          If the Property Trustee shall be required to account, the funds and property held in such special account and the proceeds thereof shall be apportioned among the Property Trustee, the Holders of Securities for which it is acting as Property Trustee, and the holders of other indenture securities in such manner that the Property Trustee, such Holders of Securities and the holders of other indenture securities realize, as a result of payments from such special account and payments of dividends on claims filed against the Trust or such other obligor on the Securities in bankruptcy or receivership or in proceedings for reorganization pursuant to Title 11 of the United States Code or applicable State law, the same percentage of their respective claims, figured before crediting to the claim of the Property Trustee anything on account of the receipt by it from the Trust or such other obligor on the Securities of the funds and property in such special account and before crediting to the respective claims of the Property Trustee, such Holders of Securities, and the holders of other indenture securities dividends on claims filed against the Trust or such other obligor on the
          Securities in bankruptcy or receivership or in proceedings for reorganization pursuant to Title 11 of the United States Code or applicable State law, but after crediting thereon receipts on account of the indebtedness represented by their respective claims from all sources other than from such dividends and from the funds and property so held in such special account. As used in this paragraph, with respect to any claim, the term "dividends" shall include any distribution with respect to such claim in bankruptcy or receivership or in proceedings for reorganization pursuant to Title 11 of the United States Code or applicable State law, whether such distribution is made in cash, securities or other property, but shall not include any such distribution with respect to the secured portion, if any, of such claim. The court in which such bankruptcy, receivership or proceeding for reorganization is pending shall have jurisdiction (1) to apportion among the Property Trustee, such
          Holders of Securities, and the holders of other indenture securities, in accordance with the provisions of this paragraph, the funds and property held in such special account and the proceeds thereof, or (2) in lieu of such apportionment in whole or in part, to give to the provisions of this paragraph due consideration in determining the fairness of the distributions to be made to the Property Trustee, such Holders of Securities and the holders of other indenture securities with respect to their respective claims, in which event it shall not be necessary to liquidate or appraise the value of any securities or other property held in such special account or as security for any such claim, or to make a specific allocation of such distributions as between the secured and unsecured portions of such claim, or otherwise to apply the provisions of this paragraph as a mathematical formula.

          Any Property Trustee who has resigned or been removed after the beginning of such three months' period shall be subject to the provisions of this subsection (a) as though such resignation or removal had not occurred. If any Property Trustee has resigned or been removed prior to the beginning of such three months' period, it shall be subject to the provisions of this subsection (a) if and only if the following conditions exist:

               (1) the receipt of property or reduction of claim which would have given rise to the obligation to account, if such Property Trustee had continued, as trustee, occurred after the beginning of such three months' period; and

               (2) such receipt of property or reduction of claim occurred within three months after such resignation or removal.

          In every case commenced under the Bankruptcy Act of 1898, or any amendment thereto enacted prior to November 6, 1978, all references to periods of three months shall be deemed to be references to periods of four months.

     (b) There shall be excluded from the operation of Section 3.6(a) a creditor relationship arising from:

          (i) the ownership or acquisition of securities issued under any indenture, or any security or securities having a maturity of one year or more at the time of acquisition by the Property Trustee;

          (ii) advances authorized by a receivership or bankruptcy court of competent jurisdiction, or by the Indenture, for the purpose of preserving any property which shall at any time be subject to the lien of the Indenture or of discharging tax liens or other prior liens or encumbrances thereon, if notice of such advance and of the circumstances surrounding the making thereof is given to the Holders of Securities at the time and in the manner provided in
                    Section 2.3 with respect to reports pursuant to subsections (a) and (b) thereof, respectively;

          (iii) disbursements made in the ordinary course of business in the capacity of trustee under an indenture, transfer agent, registrar, custodian, paying agent, fiscal agent or depository, or other similar capacity;

          (iv) an indebtedness created as a result of services rendered or premises rented, or an indebtedness created as a result of goods or securities sold in a cash transaction as defined in Section 3.16(c);

          (v) the ownership of stock or other securities of a company organized under the provisions of Section 25(a) of the Federal Reserve Act, as amended, which is directly or indirectly a creditor of the Trust or any other obligor on the Securities; and

          (vi) the acquisition, ownership, acceptance or negotiation of any drafts, bills of exchange, acceptances or obligations which fall within the classification of self-liquidating paper in Section 3.16(c).

    (c) As used in this Section 3.6 the following terms shall be accorded the following definitions:

          (i) the term "default" shall mean any failure to make payment in full of the principal of or interest on any of the Securities or on the other indenture securities when and as such principal or interest becomes due and payable.

          (ii) the term "other indenture securities" shall mean securities upon which the Trust or any other obligor on the Securities is an "obligor" (as defined in the Trust Indenture Act) outstanding under any other indenture (A) under which the Property Trustee is also trustee, (B) which contains provisions substantially similar to the provisions of Section 3.6(a), and (C) under which a default exists at the time of the apportionment of the funds and property held in said special account.

          (iii) the term "cash transaction" shall mean any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand.

          (iv) the term "self-liquidating paper" shall mean any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Trust or any other obligor on the Securities for the purpose of financing the purchase, processing, manufacture, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Property Trustee simultaneously with the creation of the creditor relationship with the Trust or any other obligor on the Securities arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation.

SECTION 3.17  Property Trustee May File Proofs of Claim.

In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other similar judicial proceeding relative to the Trust or any other obligor upon the Securities or the property of the Trust or of such other obligor or their creditors, the Property Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Property Trustee shall have made any demand on the Trust for the payment of overdue principal or interest) shall be entitled and empowered, to the fullest extent permitted by law, by intervention in such proceeding or otherwise:

     (a) to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Securities (or, if the Securities are original issue discount Securities, such portion of the principal amount as may be specified in the terms of such Securities) and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Property Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Property Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

     (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Property Trustee and, in the event that the Property Trustee shall consent to the making of such payments directly to the Holders, to pay to the Property Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Property Trustee, its agents and counsel, and any other amounts due the Property Trustee.

Nothing herein contained shall be deemed to authorize the Property Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Property Trustee to vote in respect of the claim of any Holder in any such proceeding.


                                  ARTICLE IV
                                    SPONSOR

SECTION 4.1  Sponsor's Purchase of Common Securities.

On the Closing Date the Sponsor will purchase all the Common Securities issued by the Trust, in an amount equal to 3% of the capital of the Trust, at the same time as the Preferred Securities are sold.

SECTION 4.2  Responsibilities of the Sponsor.

In connection with the issue and sale of the Preferred Securities, the Sponsor shall have the exclusive right and responsibility to engage in the following activities:

     (a) to prepare for filing by the Trust with the Commission a registration statement on Form S-3 in relation to the Preferred Securities, the Subordinated Debentures and the Preferred Securities Guarantee, including any amendments thereto;

     (b) to determine the States in which to take appropriate action to qualify or register for sale all or part of the Preferred Securities and to do any and all such acts, other than actions which must be taken by the Trust, and advise the Trust of actions it must take, and prepare for execution and filing any documents to be executed and filed by the Trust, as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such States;

     (c) to prepare for filing by the Trust an application to the New York Stock Exchange or any other national stock exchange or the Nasdaq National Market for listing upon notice of issuance of any Preferred Securities;

     (d) to prepare for filing by the Trust with the Commission a registration statement on Form 8-A relating to the registration of the Preferred Securities under Section 12(b) of the Exchange Act, including any amendments thereto; and

     (e) to negotiate the terms of the Underwriting Agreement and Pricing Agreement providing for the sale of the Preferred Securities.

SECTION 4.3  Expenses.

     (a) The Sponsor shall be responsible for and shall pay for all debts and obligations (other than with respect to the Securities) and all costs and expenses of the Trust (including, but not limited to, costs and expenses relating to the organization of the Trust, the issuance and sale of the Preferred Securities, the fees and expenses (including reasonable counsel fees and expenses) of the Trustees, the costs and expenses of accountants, attorneys, statistical or bookkeeping services, expenses for printing and engraving and computing or accounting equipment, Paying Agents(s), registrar(s), transfer agents(s), duplication, travel and telephone and other telecommunications expenses and costs and expenses incurred in connection with the disposition of Trust assets).

     (b) The Sponsor will pay any and all taxes (other than United States withholding taxes attributable to the Trust or its assets) and all liabilities, costs and expenses with respect to such taxes of the Trust.

     (c) The Sponsor's obligations under this Section 4.3 shall be for the benefit of, and shall be enforceable by, any Person to whom any such debts, obligations, costs, expenses and taxes are owed (a "Creditor") whether or not such Creditor has received notice hereof. Any such Creditor may enforce the Sponsor's obligations under this
          Section 4.3 directly against the Sponsor and the Sponsor irrevocably waives any right or remedy to require that any such Creditor take any action against the Trust or any other Person before proceeding against the Sponsor. The Sponsor agrees to execute such additional agreements as may be necessary or desirable in order to give full effect to the provisions of this Section 4.3.

                                   ARTICLE V
                                   TRUSTEES

SECTION 5.1  Number of Trustees.

The number of Trustees shall initially be five, and:

     (a) at any time before the issuance of any Securities, the Sponsor may, by written instrument, increase or decrease the number of Trustees; and

     (b) after the issuance of any Securities, the number of Trustees may be increased or decreased by vote of the Holders of a Majority in liquidation amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities;

provided that, if the Property Trustee does not also act as Delaware Trustee, the number of Trustees shall be at least five.

SECTION 5.2  Delaware Trustee.

If required by the Business Trust Act, one Trustee (the "Delaware Trustee") shall be:

     (a)  a natural person who is a resident of the State of Delaware; or

     (b)  if not a natural person, an  entity which has its principal place of
          business  in  the  State  of  Delaware,  and   otherwise  meets  the
          requirements of applicable law,

provided that, if the Property Trustee has its principal place of business in the State of Delaware and otherwise meets the requirements of applicable law, then the Property Trustee shall also be the Delaware Trustee and Section 3.11 shall have no application.

SECTION 5.3  Property Trustee; Eligibility.

     (a) There shall at all times be one Trustee which shall act as Property Trustee which shall:

          (i)       not be an Affiliate of the Sponsor;

          (ii) be a corporation organized and doing business under the laws of the United States of America or any State or Territory thereof or of the District of Columbia, or a corporation or Person permitted by the Commission to act as an institutional trustee under the Trust Indenture Act, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $150,000,000, and subject to supervision or examination by Federal, State, Territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then for the purposes of this Section 5.3(a)(ii), the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published; and

          (iii) to the extent the rules and regulations promulgated under the Investment Company Act require a trustee having certain qualifications to hold title to the "eligible assets" of the Trust, the Property Trustee shall possess those qualifications.

     (b) If at any time the Property Trustee shall cease to be eligible to so act under Section 5.3(a), the Property Trustee shall immediately resign in the manner and with the effect set forth in Section 5.6(c).

     (c) If the Property Trustee has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act, the Property Trustee and the Holder of the Common Securities (as if it were the obligor referred to in Section 310(b) of the Trust Indenture Act) shall in all respects comply with the provisions of Section 310(b) of the Trust Indenture Act.

     (d) The Preferred Securities Guarantee shall be deemed to be specifically described in this Declaration for purposes of clause
          (i) of the first provisio contained in Section 310(b) of the Trust Indenture Act.

SECTION 5.4    Qualifications   of  Regular  Trustees   and  Delaware  Trustee
               Generally.

Each Regular Trustee and the Delaware Trustee (unless the Property Trustee also acts as Delaware Trustee) shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more Authorized Officers.

SECTION 5.5  Initial Trustees.

The initial Regular Trustees shall be:

          Roomy F. Balaporia
          Pacific Telesis Group
          130 Kearny Street
          San Francisco, California  94108

          Miles H. Mochizuki
          Pacific Telesis Group
          130 Kearny Street
          San Francisco, California  94108

          Marie B. Washington
          Pacific Telesis Group
          130 Kearny Street
          San Francisco, California  94108

The initial Delaware Trustee shall be:

          Michael J. Majchrzak
          FCC National Bank
          300 King Street
          Wilmington, Delaware  19802

The initial Property Trustee shall be:

          The First National Bank of Chicago
          One First National Plaza, Suite 0126
          Chicago, Illinois  60670

SECTION 5.6  Appointment, Removal and Resignation of Trustees.

     (a) Subject to Section 5.6(b), Trustees may be appointed or removed without cause at any time:

          (i) until the issuance of any Securities, by written instrument executed by the Sponsor; and

          (ii) after the issuance of any Securities, by vote of the Holders of a Majority in liquidation amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities.

     (b) (i) The Trustee that acts as Property Trustee shall not be removed in accordance with Section 5.6(a) until a Successor Property Trustee has been appointed and has accepted such appointment by written instrument executed by such Successor Property Trustee and delivered to the Regular Trustees and the Sponsor; and

          (ii) the Trustee that acts as Delaware Trustee shall not be removed in accordance with Section 5.6(a) until a successor Trustee possessing the qualifications to act as Delaware Trustee under Sections 5.2 and 5.4 (a "Successor Delaware Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Delaware Trustee and delivered to the Regular Trustees and the Sponsor.

     (c) A Trustee appointed to office shall hold office until his successor shall have been appointed or until his death, removal or resignation. Any Trustee may resign from office (without need for prior or subsequent accounting) by an instrument in writing signed by the Trustee and delivered to the Sponsor and the Trust, which resignation shall take effect upon such delivery or upon such later date as is specified therein; provided, however, that:

          (i) No such resignation of the Trustee that acts as the Property Trustee shall be effective:

               (A) until a Successor Property Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Property Trustee and delivered to the Trust, the Sponsor and the resigning Property Trustee; or

               (B) until the assets of the Trust have been completely liquidated and the proceeds thereof distributed to the Holders of the Securities; and

          (ii) no such resignation of the Trustee that acts as the Delaware Trustee shall be effective until a Successor Delaware Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Trust, the Sponsor and the resigning Delaware Trustee.

     (d) The Holders of the Common Securities shall use their best efforts to promptly appoint a Successor Delaware Trustee or Successor Property Trustee as the case may be if the Property Trustee or the Delaware Trustee delivers an instrument of resignation in accordance with this Section 5.6.

     (e) If no Successor Property Trustee or Successor Delaware Trustee shall have been appointed and accepted appointment as provided in this
          Section 5.6 within 60 days after delivery to the Sponsor and the Trust of an instrument of resignation, the resigning Property Trustee or Delaware Trustee, as applicable, may petition any court of competent jurisdiction for appointment of a Successor Property Trustee or Successor Delaware Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper and prescribe, appoint a Successor Property Trustee or Successor Delaware Trustee, as the case may be.

SECTION 5.7  Vacancies among Trustees.

If a Trustee ceases to hold office for any reason and the number of Trustees is not reduced pursuant to Section 5.1, or if the number of Trustees is increased pursuant to Section 5.1, a vacancy shall occur. A resolution certifying the existence of such vacancy by the Regular Trustees or, if there are more than two, a majority of the Regular Trustees shall be conclusive evidence of the existence of such vacancy. The vacancy shall be filled with a Trustee appointed in accordance with Section 5.6.








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

SECTION 5.8  Effect of Vacancies.

The death, resignation, retirement, removal, bankruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of a Trustee shall not operate to annul the Trust. Whenever a vacancy in the number of Regular Trustees shall occur, until such vacancy is filled by the appointment of a Regular Trustee in accordance with Section 5.6, the Regular Trustees in office, regardless of their number, shall have all the powers granted to the Regular Trustees and shall discharge all the duties imposed upon the Regular Trustees by this Declaration.

SECTION 5.9  Meetings.

If there is more than one Regular Trustee, meetings of the Regular Trustees shall be held from time to time upon the call of any Regular Trustee. Regular meetings of the Regular Trustees may be held at a time and place fixed by resolution of the Regular Trustees. Notice of any in-person meetings of the Regular Trustees shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 48 hours before such meeting. Notice of any telephonic meetings of the Regular Trustees or any committee thereof shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before a meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of a Regular Trustee at a meeting shall constitute a waiver of notice of such meeting except where a Regular Trustee attends a meeting for the express purpose of objecting to the transaction of any activity on the ground that the meeting has not been lawfully called or convened. Unless provided otherwise in this Declaration, any action of the Regular Trustees may be taken at a meeting by vote of a majority of the Regular Trustees present (whether in person or by telephone) and eligible to vote with respect to such matter, provided that a Quorum is present, or without a meeting by the unanimous written consent of the Regular Trustees. In the event there is only one Regular Trustee, any and all action of such Regular Trustee shall be evidenced by a written consent of such Regular Trustee.

SECTION 5.10  Delegation of Power.

     (a) Any Regular Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in Section 3.6, including any registration statement or amendment thereto filed with the Commission, or making any other governmental filing; and

     (b) the Regular Trustees shall have power to delegate from time to time to such of their number or to officers of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Regular Trustees or otherwise as the Regular Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein.


                                  ARTICLE VI
                                 DISTRIBUTIONS

SECTION 6.1  Distributions.

If and to the extent that the Subordinated Debenture Issuer makes a payment of interest (including Compounded Interest (as defined in the Indenture) and Additional Interest (as defined in the Indenture)), premium and/or principal on the Subordinated Debentures held by the Property Trustee (the amount of any such payment being a "Payment Amount"), the Property Trustee shall and is directed, to the extent funds are available for that purpose, to make a distribution (a "Distribution") of the Payment Amount to Holders. Holders shall receive Distributions in accordance with the applicable terms of the relevant Holder's Securities. Distributions shall be made on the Preferred Securities and the Common Securities in accordance with the preferences set forth in their respective terms.




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


                                  ARTICLE VII
                            ISSUANCE OF SECURITIES

SECTION 7.1  General Provisions Regarding Securities.

     (a) The Regular Trustees shall on behalf of the Trust issue one class of preferred securities representing undivided beneficial interests in the assets (the "Preferred Securities") of the Trust having such terms as are set forth in Exhibit A as such Exhibit may be amended from time to time in accordance with the provisions of this Declaration and which Exhibit A is hereby incorporated herein and one class of common securities representing undivided beneficial interests in the assets (the "Common Securities") of the Trust having such terms as are set forth in Exhibit A as such Exhibit may be amended from time to time in accordance with the provisions of this Declaration. The Trust shall have no securities or other interests in the assets of the Trust other than the Preferred Securities and the Common Securities.

     (b) The Securities shall be signed on behalf of the Trust by a Regular Trustee. Such signature may be the manual or facsimile signature of the present or any future Regular Trustee. Typographical and other minor errors or defects in any such reproduction of any such signature shall not affect the validity of any Security. In case any Regular Trustee of the Trust who shall have signed any of the Securities shall cease to be such Regular Trustee before the Securities so signed shall be delivered by the Trust, such Securities nevertheless may be delivered as though the person who signed such Securities had not ceased to be such Regular Trustee; and any Security may be signed on behalf of the Trust by such persons who, at the actual date of execution of such Security, shall be the Regular Trustees of the Trust, although at the date of the execution and delivery of the Declaration any such person was not such a Regular Trustee. Securities shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Regular Trustees, as evidenced by their execution thereof, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements as the Regular Trustees may deem appropriate, or as may be required to comply with any law or with any rule or regulation of any stock exchange on which Securities may be listed, or to conform to usage.

     (c) The consideration received by the Trust for the issuance of the Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust.

     (d) Upon issuance of the Securities as provided in this Declaration, the Securities so issued shall be deemed to be validly issued, fully paid and non-assessable.

     (e) Every Person, by virtue of having become a Holder in accordance with the terms of this Declaration, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by, this Declaration.




















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

                                 ARTICLE VIII
                             TERMINATION OF TRUST

SECTION 8.1  Termination of Trust.

     (a)  The Trust shall terminate upon the earliest of:

          (i) the Bankruptcy of the Holder of the Common Securities, the Sponsor or the Subordinated Debenture Issuer;

          (ii) the filing of a certificate of dissolution or its equivalent with respect to the Holder of the Common Securities or the Sponsor; the filing of a certificate of cancellation with respect to the Trust or the revocation of the Holder of the Common Securities or the Sponsor's charter and the expiration of 90 days after the date of revocation without a reinstatement thereof;

          (iii) the entry of a decree of judicial dissolution of the Holder of the Common Securities, the Sponsor or the Trust;

          (iv) when all of the Securities shall have been called for redemption and the amounts necessary for redemption thereof shall have been paid to the Holders in accordance with the terms of the Securities;

          (v) the occurrence and continuation of a Special Event pursuant to which the Trust shall have been dissolved in accordance with the terms of the Securities and all of the Subordinated Debentures endorsed thereon shall have been distributed to the Holders of Securities in exchange for all of the Securities;

          (vi) before the issuance of any Securities, the consent of all of the Regular Trustees and the Sponsor; or

          (vii)     the  expiration of  the  Trust specified  in Section  3.14 hereof.

     (b) As soon as is practicable after the occurrence of an event referred to in Section 8.1(a), the Trustees shall file a certificate of cancellation with the Secretary of State of the State of Delaware.

     (c) The provisions of Section 3.9 and Article X shall survive the termination of the Trust.


                                  ARTICLE IX
                             TRANSFER OF INTERESTS

SECTION 9.1  Transfer of Securities.

     (a) Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Declaration and in the terms of the Securities. Any transfer or purported transfer of any Security not made in accordance with this Declaration shall be null and void.

     (b) Subject to this Article IX, Preferred Securities shall be freely transferable, provided, however, that the Global Security or Securities may not be transferred except as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository or by the Depository or any nominee to a successor Depository or a nominee of any successor Depository.










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

     (c) Subject to this Article IX, the Sponsor and any Related Party may only transfer Common Securities to the Sponsor or a Related Party of the Sponsor; provided that, any such transfer is subject to the condition precedent prior to any such transfer that the transferor or the transferee shall have obtained or caused to be obtained either a ruling from the Internal Revenue Service or an unqualified written opinion addressed to the Trust and delivered to the Trustees of a nationally recognized independent counsel experienced in such matters that such transfer will not cause:

          (i)       the Trust to be treated as issuing a class of interests in
                    the  Trust   differing  from   the   class  of   interests
                    represented by the Common Securities originally issued;

          (ii) result in the Trust acquiring or disposing of, or being deemed to have acquired or disposed of, an asset;

         (iii) the Trust to be classified as other than a grantor trust for United States federal income tax purposes; and

         (iv) the Trust to be an Investment Company or the transferee to become an Investment Company.

SECTION 9.2  Registration, Transfer and Exchange of Securities

Except as specifically otherwise provided herein with respect to Securities issued in the form of Global Securities, Securities may be exchanged for Securities representing a like aggregate liquidation amount of Securities. Securities to be exchanged shall be surrendered at the offices or agencies of the Property Trustee and the Regular Trustees shall execute the Securities, and the Property Trustee shall authenticate and deliver in exchange therefor the Security or Securities which the Holder making the exchange shall be entitled to receive.

The Property Trustee shall keep or cause to be kept, at its principal trust office, the Register in which, subject to such reasonable regulations as it may prescribe, the Property Trustee shall provide for the registration of the Securities and the transfer of Securities as in this Article provided. The Register shall be in written form or in any other form capable of being converted into written form within a reasonable time. At all reasonable times the Register shall be open for inspection by the Sponsor and the Regular Trustees. Upon due presentment for transfer of any Security at the principal trust office of the Property Trustee, the Regular Trustees shall execute a new Security and the Property Trustee shall authenticate and deliver in the name of the transferee or transferees a new Security or Securities for a like aggregate liquidation amount in authorized denominations.

Notwithstanding any other provisions of this Section 9.2, unless and until it is exchanged in whole or in part for Securities in definitive form, a Global Security representing all or a portion of the Securities may not be transferred except as a whole by the Depository to a nominee of such Depository or by a nominee of such Depository to such Depository or another nominee of such Depository or by such Depository or any such nominee to a successor Depository or a nominee of such successor Depository.

All Securities presented or surrendered for exchange, transfer, redemption, or payment shall, if so required by the Property Trustee, be accompanied by a written instrument or instruments of transfer, in form satisfactory to the Regular Trustees, the Sponsor and the Property Trustee, duly executed by the Holder or by such Holder's attorney duly authorized in writing. No service charge shall be made for any exchange or registration of transfer of Securities, but the Property Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto.

The Property Trustee shall not be required to exchange or transfer (a) any Securities during a period beginning at the opening of business 15 days before the day of the first mailing of a notice of redemption of Securities and ending at the close of business on the day of such mailing or (b) any Securities called or selected for redemption in whole or in part, except, in the case of Securities called for redemption in part, the portion thereof not so called for redemption or during a period beginning at the opening of business on any record date and ending at the close of business on the relevant Distribution payment date therefor.

SECTION 9.3  Deemed Security Holders.

The Trustees may treat the Person in whose name any Security shall be registered on the Register as the sole holder of such Securities for purposes of receiving Distributions and for all other purposes whatsoever and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Securities on the part of any Person, whether or not the Trust shall have actual or other notice thereof.

SECTION 9.4  Global Securities.

     (a) The Preferred Securities, on original issuance, shall be issued in the form of one or more fully registered Global Securities, to be delivered to the Depository, by, or on behalf of, the Trust. Each Global Security shall:

         (i) represent and be denominated in an aggregate amount equal to the aggregate liquidation amount of the Preferred Securities to be represented by such Global Security,

         (ii) be registered in the name of either the Depository for such Global Security or the nominee of such Depository,

         (iii) be delivered by the Trustee to such Depository or pursuant such Depository's written instruction, and

          (iv)      bear  a  legend  substantially to  the  following  effect:
                    Unless and until it is exchanged in whole or in part for Preferred Securities in definitive form, this Global Security may not be transferred except as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository or by the Depository or any nominee to a successor Depository or a nominee of any successor Depository." The notation of the record owner's interest in such Global Security upon the original issuance thereof shall be deemed to be delivery in connection with the original issuance of each beneficial owner's interest in such Global Security. Without limiting the foregoing, the Sponsor and each of the Trustees shall have no responsibility, obligation or liability with respect to:
                    (x) the maintenance, review or accuracy of the records of the Depository or of any of its participating organizations with respect to any ownership interest in or payments with respect to such Global Security, (y) any communication with or delivery of any notice (including notices of redemption) with respect to the Preferred Securities represented by the Global Security to any Person having any ownership interest in such Global Security or to any of the Depository's participating organizations or (z) any payment made on account of any beneficial ownership interest in such Global Security.

     (b) Each Global Security may provide that it shall represent the aggregate liquidation amount of outstanding Preferred Securities from time to time endorsed thereon and may also provide that the aggregate liquidation amount of outstanding Preferred Securities represented thereby may from time to time be reduced to reflect exchanges. Any endorsement of a Global Security to reflect the liquidation amount of outstanding Preferred Securities represented thereby shall be made by the Property Trustee in such manner as shall be specified on such Global Security. Any instructions by the Sponsor or the Regular Trustee with respect to a Global Security, after its initial issuance, shall be in writing.

     (c) Each Depository designated pursuant to the provisions of this Declaration for a Global Security must, at the time of its designation and at all times while it serves as a depository, be a clearing agency registered under the Exchange Act, and any other applicable statute or regulation. If at any time the Depository for the Preferred Securities notifies the Property Trustee that it is unwilling or unable to continue as Depository for the Preferred Securities or if at any time the Depository for the Preferred Securities shall no longer be eligible under this Declaration, the Regular Trustees shall appoint a successor Depository. If a successor Depository is not appointed by the Trust within 90 days after the Property Trustee receives such notice or learns of such ineligibility, the Regular Trustees shall execute and the Regular Trustees shall direct the Property Trustee to authenticate and deliver definitive Preferred Securities in authorized denominations in exchange for the Global Security or Securities. Upon receipt of such Direction, the Property Trustee shall thereupon authenticate and deliver the definitive Preferred Securities in the same aggregate liquidation amount as the Global Security or Securities in exchange for such Global Security or Securities, in accordance with the provisions of Section 9.4(e), without any further action by the Regular Trustees or the Sponsor.

     (d) The Regular Trustees may at any time after consultation with the Sponsor determine that the Preferred Securities shall no longer be represented by a Global Security or Securities. In such event, the Regular Trustees will execute and upon receipt of a written order from the Regular Trustees, the Property Trustee shall thereupon authenticate and deliver Preferred Securities in definitive form and in authorized denominations in an aggregate liquidation amount equal to the principal amount of the Global Security or Securities in exchange for such Global Security or Securities, in accordance with the provisions of Section 9.4(e) without any further action by the Regular Trustees or the Sponsor.

     (e) Upon any exchange hereunder of the Global Security or Securities for Preferred Securities in definitive form, such Global Security or Securities shall be canceled by the Property Trustee. Preferred Securities issued hereunder in exchange for the Global Security or Securities shall be registered in such names and in such authorized denominations as the Depository for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Property Trustee. The Property Trustee shall deliver such definitive Preferred Securities in exchange for the Global Security or Securities to the persons in whose name such definitive Preferred Securities have been registered in accordance with the directions of the Depository.

SECTION 9.5  Notices to Depository.

Whenever a notice or other communication to the Preferred Securities Holders is required under this Declaration, unless and until Preferred Securities in definitive form shall have been issued pursuant to Section 9.4, the Regular Trustees shall give all such notices and communications specified herein to be given to the Preferred Security Holders to the Depository.

SECTION 9.6  Mutilated, Destroyed, Lost or Stolen Securities.

If:

     (a) any mutilated Securities should be surrendered to the Regular Trustees, or if the Regular Trustees shall receive evidence to their satisfaction of the destruction, loss or theft of any Security; and

     (b) there shall be delivered to the Regular Trustees, the Sponsor and the Property Trustees such security or indemnity as may be required by them to keep each of them harmless.

then:

     In the absence of notice that such Security shall have been acquired by a bona fide purchaser, the Regular Trustees shall execute and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Security, a new Security of like denomination and in the same aggregate liquidation amount as the mutilated, destroyed, lost or stolen Security. In connection with the issuance of any new Security under this Section 9.6, the Regular Trustees may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Security issued pursuant to this Section shall constitute conclusive evidence of an ownership interest in the relevant Securities, as if originally issued, whether or not the lost, stolen or destroyed Security shall be found at any time.


                                   ARTICLE X
                          LIMITATION OF LIABILITY OF
                   HOLDERS OF SECURITIES, TRUSTEES OR OTHERS

SECTION 10.1  Liability.

     (a) Except as expressly set forth in this Declaration, the Common Security Guarantee and Preferred Security Guarantee and the terms of the Securities the Sponsor shall not be:

          (i) personally liable for the return of any portion of the capital contributions (or any return thereon) of the Holders of the Securities which shall be made solely from assets of the Trust; and

          (ii) be required to pay to the Trust or to any Holder of Securities any deficit upon dissolution of the Trust or otherwise.

     (b) Pursuant to Section 3803(a) of the Business Trust Act, the Holders of the Securities shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

SECTION 10.2  Exculpation.

     (a) No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Trust or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Declaration or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person's negligence or willful misconduct with respect to such acts or omissions.

     (b) An Indemnified Person shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any Person as to matters the Indemnified Person reasonably believes are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which Distributions to Holders of Securities might properly be paid.

SECTION 10.3  Fiduciary Duty.

     (a) To the extent that, at law or in equity, an Indemnified Person has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to any other Covered Person, an Indemnified Person acting under this Declaration shall not be liable to the Trust or to any other Covered Person for its good faith reliance on the provisions of this Declaration. The provisions of this Declaration, to the extent that they restrict the duties and liabilities of an Indemnified Person otherwise existing at law or in equity (other than the duties imposed on the Property Trustee under the Trust Indenture Act), are agreed by the parties hereto to replace such other duties and liabilities of such Indemnified Person.

     (b)  Unless otherwise expressly provided herein:

          (i) whenever a conflict of interest exists or arises between an Indemnified Person and any Covered Person; or

          (ii) whenever this Declaration or any other agreement contemplated herein or therein provides that an Indemnified Person shall act in a manner that is, or provides terms that are, fair and reasonable to the Trust or any Holder of Securities, the Indemnified Person shall resolve such conflict of interest, take such action or provide such terms, considering in each case the relative interest of each party (including its own interest) to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices, and any applicable generally accepted accounting practices or principles. In the absence of bad faith by the Indemnified Person, the resolution, action or term so made, taken or provided by the Indemnified Person shall not constitute a breach of this Declaration or any other agreement contemplated herein or of any duty or obligation of the Indemnified Person at law or in equity or otherwise.

     (c) Whenever in this Declaration an Indemnified Person is permitted or required to make a decision

          (i) in its "discretion" or under a grant of similar authority, the Indemnified Person shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust or any other Person; or

          (ii) in its "good faith" or under another express standard, the Indemnified Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Declaration or by applicable law.

SECTION 10.4  Indemnification.

     (a) To the fullest extent permitted by applicable law, the Sponsor shall indemnify and hold harmless each Indemnified Person from and against any loss, damage, liability, tax, penalty, expense or claim of any kind or nature whatsoever incurred by such Indemnified Person by reason of the creation, operation or termination of the Trust or any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of authority conferred on such Indemnified Person by this Declaration, except that no Indemnified Person shall be entitled to be indemnified in respect of any loss, damage or claim incurred by such Indemnified Person by reason of negligence or willful misconduct with respect to such acts or omissions.

     (b) To the fullest extent permitted by applicable law, expenses (including legal fees) incurred by an Indemnified Person in defending any claim, demand, action, suit or proceeding shall, from time to time, be advanced by the Sponsor prior to the final disposition of such claim, demand, action, suit or proceeding upon receipt by the Sponsor of an undertaking by or on behalf of the Indemnified Person to repay such amount if it shall be determined that the Indemnified Person is not entitled to be indemnified as authorized in Section 10.4(a). This indemnification shall survive the termination of this Declaration.

SECTION 10.5  Outside Businesses.

Any Covered Person, the Sponsor, the Subordinated Debenture Issuer, any Regular Trustee, the Delaware Trustee and the Property Trustee may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and the Trust and the Holders of Securities shall have no rights by virtue of this Declaration in and to such independent ventures or the income or profits derived therefrom and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. No Covered Person, the Sponsor, the Subordinated Debenture Issuer, any Regular Trustee, the Delaware Trustee, or the Property Trustee shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and any Covered Person, the Sponsor, the Subordinated Debenture Issuer, any Regular Trustee, the Delaware Trustee and the Property Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Covered Person, any Regular Trustee, the Delaware Trustee and the Property Trustee may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the Sponsor, or may act as depository for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Sponsor or its Affiliates.


                                  ARTICLE XI
                                  ACCOUNTING

SECTION 11.1  Fiscal Year.

The fiscal year ("Fiscal Year") of the Trust shall be the calendar year, or such other year as is required by the Code or any other applicable law.

SECTION 11.2  Certain Accounting Matters.

     (a) At all times during the existence of the Trust, the Regular Trustees shall keep, or cause to be kept, full books of account, records and supporting documents, which shall reflect in reasonable detail, each transaction of the Trust. The books of account shall be maintained on the accrual method of accounting, in accordance with generally accepted accounting principles, consistently applied. The Trust shall use the accrual method of accounting for United States federal income tax purposes. The books of account and the records of the Trust shall be examined by and reported upon as of the end of each Fiscal Year of the Trust by a firm of independent certified public accountants selected by the Regular Trustees.

     (b) The Regular Trustees shall cause to be prepared and delivered to each of the Holders of Securities, within 90 days after the end of each Fiscal Year of the Trust, annual financial statements of the Trust, including a balance sheet of the Trust as of the end of such Fiscal Year, and the related statements of income or loss.

     (c) The Regular Trustees shall cause to be duly prepared and delivered to each of the Holders of Securities, any annual United States federal income tax information statement required by the Code, containing such information with regard to the Securities held by each Holder as is required by the Code and the Treasury Regulations. Notwithstanding any right under the Code to deliver any such statement at a later date, the Regular Trustees shall endeavor to deliver all such statements within 30 days after the end of each Fiscal Year of the Trust.

     (d) The Regular Trustees shall cause to be duly prepared and filed with the appropriate taxing authority, an annual United States federal income tax return, on a Form 1041 or such other form required by United States federal income tax law, and any other annual income tax returns required to be filed by the Regular Trustees on behalf of the Trust with any state or local taxing authority.

SECTION 11.3  Banking.

The Trust shall maintain one or more bank accounts in the name and for the sole benefit of the Trust; provided, however, that all payments of funds in respect of the Subordinated Debentures held by the Property Trustee shall be made directly to the Property Trustee Account and no other funds of the Trust shall be deposited in the Property Trustee Account. The signatories for such accounts shall be designated by the Regular Trustees; provided, however, that the Property Trustee shall designate the signatories for the Property Trustee Account.

SECTION 11.4  Withholding.

The Trust and the Regular Trustees shall comply with all withholding requirements under United States federal, state and local law. The Trust shall request, and the Holders shall provide to the Trust, such forms or certificates as are necessary to establish an exemption from withholding with respect to each Holder, and any representations and forms as shall reasonably be requested by the Trust to assist it in determining the extent of, and in fulfilling, its withholding obligations. The Regular Trustees shall file required forms with applicable jurisdictions and, unless an exemption from withholding is properly established by a Holder, shall remit amounts withheld with respect to the Holder to applicable jurisdictions. To the extent that the Trust is required to withhold and pay over any amounts to any authority with respect to distributions or allocations to any Holder, the amount withheld shall be deemed to be a distribution in the amount of the withholding to the Holder. In the event of any claimed over- withholding, Holders shall be limited to an action against the applicable jurisdiction. If the amount required to be withheld was not withheld from actual Distributions made, the Trust may reduce subsequent Distributions by the amount of such withholding.

                                  ARTICLE XII
                            AMENDMENTS AND MEETINGS

SECTION 12.1  Amendments.

     (a) Except as otherwise provided in this Declaration or by any applicable terms of the Securities, this Declaration may only be amended by a written instrument approved and executed by the Regular Trustees (or, if there are more than two Regular Trustees a majority of the Regular Trustees); provided, however:

          (i)  if  the   amendment  affects   the   rights,  powers,   duties,
               obligations  or  immunities   of  the  Property  Trustee,   the
               amendment shall also be approved by the Property Trustee; and

         (ii)  if   the  amendment   affects  the   rights,  powers,   duties,
               obligations  or   immunities  of  the   Delaware  Trustee,  the
               amendment shall also be approved by the Delaware Trustee;

     (b) No amendment shall be made, and any purported amendment shall be void and ineffective to the extent the result of such amendment would be to:

         (i) cause the Trust to be classified as other than a grantor trust for United States federal income tax purposes;

         (ii) reduce or otherwise adversely affect the powers of the Property Trustee in contravention of the Trust Indenture Act; or

         (iii) cause the Trust to be deemed to be an Investment Company required to be registered under the Investment Company Act.

     c) At such time after the Trust has issued any Securities that remain outstanding, any amendment that would adversely affect the rights, privileges or preferences of any Holder of Securities may be effected only with such additional requirements as may be set forth in the terms of such Securities;

     (d) Sections 4.3 and 9.1(c) and this Section 12.1 shall not be amended without the consent of all of the Holders of the Securities;

     (e) Article IV shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Common Securities;

     (f) The rights of the Holders of the Common Securities under Article V to increase or decrease the number of, and appoint and remove Trustees shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Common Securities;

     (g) Notwithstanding Section 12.1(c), this Declaration may be amended without the consent of the Holders of the Securities to:

          (i)       cure any ambiguity;

          (ii) correct or supplement any provision in this Declaration that may be defective or inconsistent with any other provision of this Declaration;

          (iii) add to the covenants, restrictions or obligations of the Sponsor;

          (iv) conform to any change in the rules and regulations promulgated under the Investment Company Act or written change in interpretation or application of the rules and regulations promulgated under the Investment Company Act by any legislative body, court, government agency or regulatory authority which amendment does not have a material adverse effect on the rights, preferences or privileges of the Holders; and

     (h) Prior to the issuance of the Securities any terms of the Securities may be amended by a written instrument approved and executed by the Regular Trustees (or if there are more than two Regular Trustees a majority of the Regular Trustees).

SECTION 12.2   Meetings  of  the  Holders  of Securities;  Action  by  Written
               Consent.

     (a) Meetings of the Holders of any class of Securities may be called at any time by the Regular Trustees (or as provided in the terms of the Securities) to consider and act on any matter on which Holders of such class of Securities are entitled to act under the terms of this Declaration, the terms of the Securities or the rules of any stock exchange on which the Preferred Securities are listed or admitted for trading. The Regular Trustees shall call a meeting of the Holders of such class if directed to do so by the Holders of at least 10% in liquidation amount of such class of Securities. Such direction shall be given by delivering to the Regular Trustees one or more calls in a writing stating that the signing Holders of Securities wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called. Any Holders of Securities calling a meeting shall specify in writing the Securities held by the Holders of Securities exercising the right to call a meeting and only those Securities specified shall be counted for purposes of determining whether the required percentage set forth in the second sentence of this paragraph has been met.

     (b) Except to the extent otherwise provided in the terms of the Securities, the following provisions shall apply to meetings of Holders of Securities:

          (i) notice of any such meeting shall be given to all the Holders of Securities having a right to vote thereat at least 7 days and not more than 60 days before the date of such meeting.
                Whenever a vote, consent or approval of the Holders of Securities is permitted or required under this Declaration, the terms of the Securities, or the rules of any stock exchange on which the Preferred Securities are listed or admitted for trading, such vote, consent or approval may be given at a meeting of the Holders of Securities. Any action that may be taken at a meeting of the Holders of Securities may be taken without a meeting if a consent in writing setting forth the action so taken is signed by the Holders of
                Securities owning not less than the minimum amount of Securities in liquidation amount that would be necessary to authorize or take such action at a meeting at which all Holders of Securities having a right to vote thereon were present and voting. Prompt notice of the taking of action without a meeting shall be given to the Holders of Securities entitled to vote who have not consented in writing. The Regular Trustees may specify that any written ballot submitted to the Security Holder for the purpose of taking any action without a meeting shall be returned to the Trust within the time specified by the Regular Trustees;

          (ii) each Holder of a Security may authorize any Person to act for it by proxy on all matters in which a Holder of Securities is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Holder of Securities executing it. Except as otherwise provided herein, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Trust were a Delaware corporation and the Holders of the Securities were stockholders of a Delaware corporation;

          (iii) each meeting of the Holders of the Securities shall be conducted by the Regular Trustees or by such other Person that the Regular Trustees may designate; and

          (iv) unless the Business Trust Act, this Declaration, the terms of the Securities, the Trust Indenture Act or the listing rules of any stock exchange on which the Preferred Securities are then listed or trading, otherwise provides, the Regular Trustees, in their sole discretion, shall establish all other provisions relating to meetings of Holders of Securities, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders of Securities, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote.


                                 ARTICLE XIII
           REPRESENTATIONS OF PROPERTY TRUSTEE AND DELAWARE TRUSTEE

SECTION 13.1  Representations and Warranties of Property Trustee.

The Trustee that acts as initial Property Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Property Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Property Trustee's acceptance of its appointment as Property Trustee that:

     (a) The Property Trustee is a banking association with trust powers, duly organized, validly existing and in good standing under the laws of the United States or one of the States of the United States, with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, the Declaration.

     (b) The execution, delivery and performance by the Property Trustee of the Declaration has been duly authorized by all necessary corporate action on the part of the Property Trustee. The Declaration has been duly executed and delivered by the Property Trustee, and it constitutes a legal, valid and binding obligation of the Property Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).

     (c) The execution, delivery and performance of the Declaration by the Property Trustee does not conflict with or constitute a breach of the Articles of Organization or By-laws of the Property Trustee.

     (d) No consent, approval or authorization of, or registration with or notice to, any State or Federal banking authority is required for the execution, delivery or performance by the Property Trustee, of the Declaration.

     (e)  The  Property  Trustee satisfies  the  qualifications  set forth  in
          Section 5.3(a) hereof.

SECTION 13.2  Representations and Warranties of Delaware Trustee

The Trustee that acts as initial Delaware Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Delaware Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Delaware Trustee's acceptance of its appointment as Delaware Trustee that:

     (a) The Delaware Trustee has been authorized to perform its obligations under the Certificate of Trust and the Declaration. The Declaration under Delaware law constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).

     (b) The Delaware Trustee is a natural person who is a resident of the State of Delaware or, if not a natural person, an entity which has its principal place of business in the State of Delaware.


                                  ARTICLE XIV
                                 MISCELLANEOUS

SECTION 14.1  Notices.

     (a) All notices provided for in this Declaration shall be in writing, duly signed by the party giving such notice, and shall be electronically communicated or hand delivered, or sent by overnight courier, addressed to the relevant Person as provided in this
          Section 14.1 as follows:

          (i) if given to the Trust, in care of the Regular Trustees at the Trust's mailing address set forth below (or such other address as the Trust may give notice of to the Holders of the Securities):

                         Pacific Telesis Financing I
                         130 Kearny Street
                         San Francisco, CA 94108
                         Attention: ________________

          (ii) if given to the Delaware Trustee, at the mailing address set forth below (or such other address as Delaware Trustee may give notice of to the Holders of the Securities):

                    Michael J. Majchrzak
                    FCC National Bank
                    300 King Street
                    Wilmington, Delaware  19802

          (iii) if given to the Property Trustee, at the mailing address set forth below (or such other address as the Property Trustee may give notice of to the Holders of the Securities):

                    The First National Bank of Chicago
                    One First National Plaza, Suite 0126
                    Chicago, Illinois  60670
                    Attention:  Corporate Trust Administration

          (iv) if given to the Holder of the Common Securities, at the mailing address of the Sponsor set forth below (or such other address as the Holder of the Common Securities may give notice to the Trust):

                    Pacific Telesis Group
                    130 Kearny Street
                    San Francisco, CA 94108
                    Attention: ________________

          (v) if given to any other Holder, at the address set forth on the books and records of the Trust.

For all purposes of this Declaration, a notice or communication will be deemed effective:

     (i) if delivered by hand or sent by overnight courier, on the day it is delivered unless (A) that day is not a Business Day in the city specified (a "Local Business Day") in the address for notice provided by the recipient or (B) if delivered after the close of business on a Local Business Day, then on the next succeeding Local Business Day or

     (ii) if sent by facsimile transmission, on the date transmitted, provided that oral or written confirmation of receipt is obtained by the sender unless the date of transmission and confirmation is not a Local Business Day, in which case, on the next succeeding Local Business Day.

Any notice, direction, request, demand, consent or waiver by the Sponsor or any Holder of Securities, or the Regular Trustee to or upon the Property Trustee shall be deemed to have been sufficiently given, made or filed, for all purposes, if given, made or filed in writing at the principal office of the Property Trustee in accordance with the provisions of this Section 14.1.

Any notice, request, consent or waiver by the Sponsor, the Regular Trustees or the Property Trustee upon the Depository shall have been sufficiently given, made or filed, for all purposes, if given or made in accordance with he provisions of this Section 14.1 at the address shown for such Depository in the Register or at such other address as the Depository shall have provided for purposes of notice.

SECTION 14.2  Governing Law.

This Declaration and the rights of the parties hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws.

SECTION 14.3  Intention of the Parties.

It is the intention of the parties hereto that the Trust not be characterized for United States federal income tax purposes as an association taxable as a corporation or a partnership but rather that the Trust be characterized as a grantor trust or otherwise in a manner such that each Holder of Securities will be treated as owning an undivided beneficial interest in the Subordinated Debentures. The provisions of this Declaration shall be interpreted to further this intention of the parties.

SECTION 14.4  Headings.

Headings contained in this Declaration are inserted for convenience of reference only and do not affect the interpretation of this Declaration or any provision hereof.

SECTION 14.5  Successors and Assigns

Whenever in this Declaration any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Declaration by the Sponsor and the Trustees shall bind and inure to the benefit of their respective successors and assigns, whether so expressed.

SECTION 14.6  Partial Enforceability.

If any provision of this Declaration, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Declaration, or the application of such provision to persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

SECTION 14.7  Counterparts.

This Declaration may contain more than one counterpart of the signature page and this Declaration may be executed by the affixing of the signature of each of the Trustees to one of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

IN WITNESS WHEREOF, the undersigned has caused these presents to be executed as of the day and year first above written.





______________________________
Roomy F. Balaporia, as Trustee





______________________________
Miles H. Mochizuki, as Trustee





_______________________________
Marie B. Washington, as Trustee




________________________________
Michael J. Majchrzak, as Delaware
  Trustee




PACIFIC TELESIS GROUP
as Sponsor

By:  ___________________________

Name:___________________________

Title:__________________________



THE FIRST NATIONAL BANK OF CHICAGO
as Property Trustee

By:  ___________________________

Name:___________________________

Title:__________________________

                                   EXHIBIT A



                                   TERMS OF
                   __% TRUST ORIGINATED PREFERRED SECURITIES
                    __% TRUST ORIGINATED COMMON SECURITIES



Pursuant to Section 7.1 and subject to Section 12.1(c) of the Amended and Restated Declaration of Trust, dated as of __________________, 1995 (as amended from time to time in accordance with the provisions thereof, the "Declaration"), the designation, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities and the Common Securities are set out below (each capitalized term used but not defined herein has the meaning set forth in the Declaration):

1.   Designation and Number.

     (a) "Preferred Securities." Preferred Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of $____________ and a liquidation amount with respect to the assets of the Trust of $25 per Preferred Security, are hereby designated for the purposes of identification only as "_____% Trust Originated Preferred Securities" (the "Preferred Securities"). The Preferred Securities shall be substantially in the form attached hereto as Annex I, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice or to conform to the rules of any stock exchange on which the Preferred Securities are listed.

     (b) "Common Securities." Common Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of $______ and a liquidation amount with respect to the assets of the Trust of $25 per Common Security, are hereby designated for the purposes of identification only as "____% Trust Originated Common Securities" (the "Common Securities"). The Common Securities shall be substantially in the form attached hereto as Annex II, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice.

2.   Distributions.

     (a) Periodic Distributions payable on each Security will be fixed at a rate per annum of {*.*}% (the "Coupon Rate") of the stated liquidation amount of $25 per Security, such rate being the rate of interest payable on the Subordinated Debentures to be held by the Property Trustee. Distributions in arrears for more than one quarter will bear interest thereon compounded quarterly at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions" as used herein includes such cash distributions and any such interest payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Subordinated Debentures held by the Property Trustee and to the extent the Property Trustee has funds available therefor. The amount of Distributions payable for any period will be computed for any full quarterly Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full quarterly Distribution period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed per 90-day quarter.

     (b) Distributions on the Securities will be cumulative, will accrue from __________, 1995, and will be payable quarterly in arrears, on March 31, June 30, September 30, and December 31 of each year, commencing on __________________, except as otherwise described below but only if and to the extent that the interest payments are made in respect of the Subordinated Debentures held by the Trust. So long as the Subordinated Debenture Issuer is not in default in the payment of interest on the Subordinated Debentures, the Subordinated Debenture Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period from time to time on the Subordinated Debentures for a period not exceeding 20 consecutive quarters (each an "Extension Period"), provided that no Extension Period shall last beyond the date of maturity of the Subordinated Debentures, and, during such Extension Period, Distributions will also be deferred. Despite such deferral, quarterly Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the Coupon Rate compounded quarterly during any such Extension Period. Prior to the termination of any such Extension Period, the Subordinated Debenture Issuer may further extend such Extension Period; provided that such Extension Period together with all such previous and further extensions thereof may not exceed 20 consecutive quarters. Payments of accrued Distributions will be payable to Holders as they appear on the Register on the first record date after the end of the Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, the Subordinated Debenture Issuer may commence a new Extension Period, subject to the above requirements.

     (c) Distributions on the Securities will be payable to the Holders thereof as they appear on the Register on the relevant record dates. While the Preferred Securities remain in the form of one or more Global Securities, the relevant record dates shall be one Business Day prior to the relevant payment dates which payment dates correspond to the interest payment dates on the Subordinated Debentures. Subject to any applicable laws and regulations and the provisions of the Declaration, each such payment in respect of the Preferred Securities will be made to the Depository or its nominee. The relevant record dates for the Common Securities shall be the same record date as for the Preferred Securities. If the Preferred Securities are in definitive form, the relevant record dates for the Preferred Securities, shall conform to the rules of any securities exchange on which the securities are listed and, if none, shall be selected by the Regular Trustees, which dates shall be at least one Business Day but less than 60 Business Days before the relevant payment dates, which payment dates correspond to the interest payment dates on the Subordinated Debentures. Distributions payable on any Securities that are not punctually paid on any Distribution payment date, as a result of the Subordinated Debenture Issuer having failed to make a payment under the Subordinated Debentures, will cease to be payable to the Person in whose name such Securities are registered on the relevant record date, and such defaulted Distribution will instead be payable to the Person in whose name such Securities are registered on the special record date or other specified date determined in accordance with the Indenture. If any date on which Distributions are payable on the Securities is not a Business Day, then payment of the Distribution payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date.

     (d) In the event that there is any money or other property held by or for the Trust that is not accounted for hereunder, such property shall be distributed Pro Rata in accordance with paragraph 8 hereof among the Holders of the Securities.

     (e) All Distributions paid with respect to the Preferred Securities and the Common Securities will be paid Pro Rata in accordance with paragraph 8 hereof to the Holders thereof entitled thereto. If an Event of Default has occurred and is continuing, the Preferred Securities shall have a priority over the Common Securities with respect to Distributions.

3.   Liquidation Distribution Upon Dissolution.

In the event of any voluntary or involuntary dissolution, winding-up or termination of the Trust, the Holders of the Securities on the date of the dissolution, winding-up or termination, as the case may be, will be entitled to receive out of the assets of the Trust available for distribution to Holders of Securities after satisfaction of liabilities of creditors an amount equal to the aggregate of the stated liquidation amount of $25 per Security plus accrued and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution"), unless, in connection with such dissolution, winding-up or termination, Subordinated Debentures in an aggregate principal amount equal to the aggregate stated liquidation amount of such Securities, with an interest rate equal to the Coupon Rate of, and bearing accrued and unpaid interest in an amount equal to the accrued and unpaid Distributions on, such Securities, shall be distributed on a Pro Rata basis to the Holders of the Securities in exchange for such Securities.

If, upon any such dissolution, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then the amounts payable directly by the Trust on the Securities shall be paid on a Pro Rata basis in accordance with paragraph 8 hereof.

4.   Redemption and Distribution.

     (a) Upon the repayment of the Subordinated Debentures in whole or in part, whether at maturity or upon redemption, the proceeds from such repayment or payment shall be simultaneously applied to redeem Securities having an aggregate liquidation amount equal to the aggregate principal amount of the Subordinated Debentures so repaid or redeemed at a redemption price of $25 per Security plus an amount equal to accrued and unpaid Distributions thereon at the date of the redemption, payable in cash (the "Redemption Price"). Holders will be given not less than 30 nor more than 60 days notice of such redemption.

     (b) If fewer than all the outstanding Securities are to be so redeemed, the Common Securities and the Preferred Securities will be redeemed Pro Rata in accordance with paragraph 8 hereof and the Preferred Securities to be redeemed will be as described in Paragraph 4(f)(ii) below.

     (c) If, at any time, a Tax Event or an Investment Company Event (each as defined below, and each a "Special Event") shall occur and be continuing the Regular Trustees shall, except in certain limited circumstances in relation to a Tax Event described in this Section 4(c), dissolve the Trust and cause Subordinated Debentures held by the Property Trustee, having an aggregate principal amount equal to the aggregate stated liquidation amount of, with an interest rate identical to the Coupon Rate of, and accrued and unpaid interest equal to accrued and unpaid Distributions on and having the same record date for payment as the Securities, to be distributed to the Holders of the Securities in liquidation of such Holders' interests in the Trust on a Pro Rata basis in accordance with paragraph 8 hereof, within 90 days following the occurrence of such Special Event (the "90 Day Period"); provided, however, that in the case of the occurrence of a Tax Event, as a condition of such dissolution and distribution, the Regular Trustees shall have received an opinion of a nationally recognized independent tax counsel experienced in such matters (a "No Recognition Opinion"), which opinion may rely on published revenue rulings of the Internal Revenue Service, to the effect that the Holders of the Securities will not recognize any gain or loss for United States federal income tax purposes as a result of the dissolution of the Trust and the distribution of Subordinated Debentures, and provided, further, that, if at the time there is available to the Trust the opportunity to eliminate, within the 90 Day Period, the Special Event by taking some ministerial action, such as filing a form or making an election, or pursuing some other similar reasonable measure that has no adverse effect on the Trust, the Subordinated Debenture Issuer, the Sponsor or the Holders of the Securities ("Ministerial Action"), the Trust will pursue such Ministerial Action in lieu of dissolution.

          If in the event of a Tax Event, after receipt of a Dissolution Tax Opinion (as defined hereinafter) by the Regular Trustees (i) the Subordinated Debenture Issuer has received an opinion (a "Redemption Tax Opinion") of a nationally recognized independent tax counsel experienced in such matters that, as a result of a Tax Event, there is more than an insubstantial risk that the Subordinated Debenture Issuer would be precluded from deducting the interest on the Subordinated Debentures for United States federal income tax purposes even after the Subordinated Debentures were distributed to the Holders of Securities in liquidation of such Holders' interests in the Trust as described in this paragraph 4(c), or (ii) the Regular Trustees shall have been informed by such tax counsel that a No Recognition Opinion cannot be delivered, the Subordinated Debenture Issuer shall have the right at any time, upon not less than 30 nor more than 60 days notice, to redeem the Subordinated Debentures in whole or in part for cash within 90 days following the occurrence of such Tax Event, and, following such redemption,
          Securities  with  an  aggregate  liquidation  amount  equal  to  the aggregate principal amount of the Subordinated Debentures so redeemed shall be redeemed by the Trust at the Redemption Price on a Pro Rata basis in accordance with paragraph 8 hereof; provided, however, that, if at the time there is available to the Trust the opportunity to eliminate, within such 90 day period, the Tax Event by taking some Ministerial Action, the Trust or the Subordinated Debenture Issuer will pursue such Ministerial Action in lieu of redemption. The Common Securities will be redeemed Pro Rata with the Preferred Securities, except that if an Event of Default has occurred and is continuing, the Preferred Securities will have priority over the Common Securities with respect to payment of the Redemption Price.

          "Tax Event" means that the Regular Trustees shall have received an opinion of a nationally recognized independent tax counsel experienced in such matters (a "Dissolution Tax Opinion") to the effect that on or after the date of the Prospectus Supplement, as a result of (a) any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein, or (b) any amendment to, or change in, an interpretation or application of any such laws or regulations by any legislative body, court, governmental agency or regulatory authority, which amendment or change is enacted, promulgated, issued or announced or which interpretation or pronouncement is issued or announced or which action is taken, in each case on or after the date of the Prospectus Supplement, there is more than an insubstantial risk that (i) the Trust would be subject to United States federal income tax with respect to interest accrued or received on the Subordinated Debentures, (ii) the Trust would be subject to more than a de minimis amount of taxes, duties or other governmental charges, or (iii) interest payable by the Subordinated Debenture Issuer to the Trust on the Subordinated Debentures would not be deductible, in whole or in part, by the Subordinated Debenture Issuer for United States federal income tax purposes.

          "Investment Company Event" means that the Regular Trustees shall have received an opinion of a nationally recognized independent counsel experienced in practice under the Investment Company Act that, as a result of the occurrence of a change in law or regulation or a written change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority (a "Change in 1940 Act Law"), there is a more than an insubstantial risk that the Trust is or will be considered an Investment Company which is required to be registered under the Investment Company Act, which Change in 1940 Act Law becomes effective on or after the date of the Prospectus Supplement.

          On  and from  the  date  fixed  by  the  Regular  Trustees  for  any distribution  of  Subordinated  Debentures and  dissolution  of  the
          Trust: (i) the Securities will no longer be deemed to be outstanding, (ii) the Depository or its nominee (or any successor Depository or its nominee) will receive one or more global certificate or certificates representing the Subordinated Debentures to be delivered upon such distribution, and having an aggregate principal amount equal to the aggregate stated liquidation amount of, with an interest rate identical to the Coupon Rate of, and accrued and unpaid interest equal to accrued and unpaid Distributions on such Securities.

     (d) The Trust may not redeem fewer than all the outstanding Securities unless all accrued and unpaid Distributions have been paid on all Securities for all quarterly Distribution periods terminating on or before the date of redemption.

     (e) If the Subordinated Debentures are distributed to Holders of the Securities, pursuant to the terms of the Indenture, the Subordinated Debenture Issuer will use its best efforts to have the Subordinated Debentures listed on the New York Stock Exchange or on such other exchange as the Preferred Securities were listed immediately prior to the distribution of the Subordinated Debentures.

     (f)  Redemption or Distribution Procedures.

          (i) Notice of any redemption of, or notice of distribution of Subordinated Debentures in exchange for the Securities (a "Redemption/Distribution Notice") will be given by the Trust by mail to each Holder of Securities to be redeemed or exchanged not fewer than 30 nor more than 60 days before the date fixed for redemption or exchange thereof which, in the case of a redemption, will be the date fixed for redemption of the Subordinated Debentures. For purposes of the calculation of the date of redemption or exchange and the dates on which notices are given pursuant to this paragraph 4(f)(i), a Redemption/Distribution Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to Holders of Securities. Each Redemption/Distribution Notice shall be addressed to the Holders of Securities at the address of each such Holder appearing in the Register. No defect in the Redemption/Distribution Notice or in the mailing of either thereof with respect to any Holder shall affect the validity of the redemption or exchange proceedings with respect to any other Holder.

          (ii) In the event that fewer than all the outstanding Securities are to be redeemed, the Securities to be redeemed shall be redeemed Pro Rata in accordance with paragraph 8 hereof.

          (iii) If Securities are to be redeemed and the Trust gives a Redemption/Distribution Notice, which notice may only be issued if the Subordinated Debentures are redeemed as set out in this paragraph 4 (which notice will be irrevocable), then (A) while the Preferred Securities are in the form of Global Securities, with respect to the Preferred Securities, by 12:00 noon, New York City time, on the redemption date, provided that the Subordinated Debenture Issuer has paid the Property Trustee a sufficient amount of cash in connection with the related redemption or maturity of the Subordinated Debentures, the Property Trustee will pay the Depository (or successor Depository or its nominee) the applicable Redemption Price with respect to the Preferred Securities, and (B) with respect to Preferred Securities issued in definitive form and Common Securities, provided that the Subordinated Debenture Issuer has paid the Property Trustee a sufficient amount of cash in connection with the related redemption or maturity of the Subordinated Debentures, the Property Trustee will pay the relevant Redemption Price to the Holders of such Securities by check mailed to the address of the relevant Holder appearing on the Register on the redemption date. If a Redemption/ Distribution Notice shall have been given and funds deposited as required, if applicable, then immediately prior to the close of business on the date of such deposit, or on the redemption date, as applicable, distributions will cease to accrue on the Securities so called for redemption and all rights of Holders of such Securities so called for redemption will cease, except the right of the Holders of such Securities to receive the Redemption Price, but without interest on such Redemption Price. Neither the Regular Trustees nor the Trust shall be required to register or cause to be registered the transfer of any Securities that have been so called for redemption. If any date fixed for redemption of Securities is not a Business Day, then payment of the Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If payment of the
                    Redemption Price in respect of any Securities is improperly withheld or refused and not paid either by the Property Trustee or by the Sponsor as guarantor pursuant to the relevant Securities Guarantee, Distributions on such Securities will continue to accrue from the original redemption date to the actual date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the Redemption Price.

          (iv) Redemption/Distribution Notices shall be sent by the Regular Trustees on behalf of the Trust to (A) in respect of the Preferred Securities, the Depository (or successor Depository or its nominee) if Preferred Securities are in the form of Global Securities or, if Preferred Securities have been issued in definitive form, to the Holders thereof, and (B) in respect of the Common Securities to the Holder thereof.

          (v) Subject to the foregoing and applicable law (including, without limitation, United States federal securities laws), provided the acquirer is not the Holder of the Common Securities or the obligor under the Indenture, the Sponsor or any of its subsidiaries may at any time and from time to time purchase outstanding Preferred Securities by tender, in the open market or by private agreement.

5.   Voting Rights - Preferred Securities.

     (a) Except as provided under paragraphs 5(b) and 7 and as otherwise required by law and the Declaration, the Holders of the Preferred Securities will have no voting rights.

     (b) Subject to the requirements set forth in this paragraph, the Holders of a Majority in liquidation amount of the Preferred Securities, voting separately as a class may direct the time, method, and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under the Declaration, including (i) directing the time, method, place of conducting any proceeding for any remedy available to the Subordinated Debenture Trustee, or exercising any trust or power conferred on the Subordinated Debenture Trustee with respect to the Subordinated Debentures, (ii) waive any past default and its consequences that is waivable under Section 513 of the Indenture, or (iii) exercise any right to rescind or annul a declaration that the principal of all the Subordinated Debentures shall be due and payable, provided, however, that, where a consent under the Indenture would require the consent or act of the Holders of greater than a majority of the Holders in principal amount of Subordinated Debentures affected thereby, (a "Super Majority"), the Property Trustee may only give such consent or take such action at the direction of the Holders of at least the proportion in liquidation amount of the Preferred Securities which the relevant Super Majority represents of the aggregate principal amount of the Subordinated Debentures outstanding. The Property Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of the Preferred Securities. Other than with respect to directing the time, method and place of conducting any remedy available to the Property Trustee or the Subordinated Debenture Trustee as set forth above, the Property Trustee shall not take any action in accordance with the directions of the Holders of the Preferred Securities under this paragraph unless the Property Trustee has obtained an opinion of tax counsel to the effect that the Trust will not be classified as other than a grantor trust for United States federal income tax purposes on account of such action. If the Property Trustee fails to enforce its rights under the Declaration, any Holder of Preferred Securities may institute a legal proceeding directly against any Person to enforce the Property Trustee's rights under the Declaration without first instituting a legal proceeding against the Property Trustee or any other Person.

          Any approval or direction of Holders of Preferred Securities may be given at a separate meeting of Holders of Preferred Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent. The Regular Trustees will cause a notice of any meeting at which Holders of Preferred Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Preferred Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought, and (iii) instructions for the delivery of proxies or consents.

          No vote or consent of the Holders of the Preferred Securities will be required for the Trust to redeem and cancel Preferred Securities or to distribute the Subordinated Debentures in accordance with the Declaration and the terms of the Securities.

          Notwithstanding that Holders of Preferred Securities are entitled to vote or consent under any of the circumstances described above, any of the Preferred Securities that are owned by the Sponsor or any Affiliate of the Sponsor shall not be entitled to vote or consent and shall, for purposes of such vote or consent, be treated as if they were not outstanding.

6.  Voting Rights - Common Securities.

     (a) Except as provided under paragraphs 6(b), (c) and 7 and as otherwise required by law and the Declaration, the Holders of the Common Securities will have no voting rights.

     (b) The Holders of the Common Securities are entitled, in accordance with Article V of the Declaration, to vote to appoint, remove or replace any Trustee or to increase or decrease the number of Trustees.

     (c) Subject to Section 2.6 of the Declaration and only after any Event of Default with respect to the Preferred Securities has been cured, waived, or otherwise eliminated, and subject to the requirements of the second to last sentence of this paragraph, the Holders of a Majority in liquidation amount of the Common Securities, voting separately as a class, may direct the time, method, and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under the Declaration, including (i) directing the time, method, place of conducting any proceeding for any remedy available to the Subordinated Debenture Trustee, or exercising any trust or power conferred on the Subordinated Debenture Trustee with respect to the Subordinated Debentures, (ii) waive any past default and its consequences that is waivable under the Indenture, or (iii) exercise any right to rescind or annul a declaration that the principal of all the Subordinated Debentures shall be due and payable, provided, however, that, where a consent or action under the Indenture would require the consent or act of the Holders of a Super Majority in principal amount of Subordinated Debentures affected thereby, the Property Trustee may only give such consent or take such action at the direction of the Holders of at least the proportion in liquidation amount of the Common Securities which the relevant Super Majority represents of the aggregate principal amount of the Subordinated Debentures outstanding. Pursuant to this paragraph 6(c), the Property Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of the Preferred Securities. Other than with respect to directing the time, method and place of conducting any remedy available to the Property Trustee or the Subordinated Debenture Trustee as set forth above, the Property Trustee shall not take any action in accordance with the directions of the Holders of the Common Securities under this paragraph unless the Property Trustee has obtained an opinion of tax counsel to the effect that the Trust will not be classified as other than a grantor trust for United States federal income tax purpose on account of such action. If the Property Trustee fails to enforce its rights under the Declaration, any Holder of Common Securities may institute a legal proceeding directly against any Person to enforce the Property Trustee's rights under the Declaration, without first instituting a legal proceeding against the Property Trustee or any other Person.

          Any approval or direction of Holders of Common Securities may be given at a separate meeting of Holders of Common Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent. The Regular Trustees will cause a notice of any meeting at which Holders of Common Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Common Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought, and (iii) instructions for the delivery of proxies or consents.

          No vote or consent of the Holders of the Common Securities will be required for the Trust to redeem and cancel Common Securities or to distribute the Subordinated Debentures in accordance with the Declaration and the terms of the Securities.

7.   Amendments to Declaration and Indenture.

     (a) In addition to any requirements under Section 12.1 of the Declaration, if any proposed amendment to the Declaration provides for, or the Regular Trustees otherwise propose to effect, (i) any action that would adversely affect the powers, preferences or special rights of the Securities, whether by way of amendment to the Declaration or otherwise, or (ii) the dissolution, winding-up or termination of the Trust, other than as described in Section 8.1 of the Declaration, then the Holders of outstanding Securities as a class, will be entitled to vote on such amendment or proposal (but not on any other amendment or proposal) and such amendment or proposal shall not be effective except with the approval of the Holders of at least 66-2/3% in liquidation amount of the Securities, voting together as a single class; provided, further, if any amendment or proposal referred to in clause (i) above would adversely affect only the Preferred Securities or only the Common Securities, then only the affected class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of 66-2/3% in liquidation amount of such class of Securities.

     (b) In the event the consent of the Property Trustee as the holder of the Subordinated Debentures is required under the Indenture with respect to any amendment, modification or termination of the Indenture or the Subordinated Debentures, the Property Trustee shall request the direction of the Holders of the Securities with respect to such amendment, modification or termination and shall vote with respect to such amendment, modification or termination as directed by a Majority in liquidation amount of the Securities voting together as a single class; provided, however, that where a consent under the Indenture would require the consent of the Holders of a Super Majority in aggregate principal amount of the Subordinated Debentures, the Property Trustee may only give such consent at the direction of the Holders of at least the proportion in liquidation amount of the Securities which the relevant Super Majority represents of the aggregate principal amount of the Subordinated Debentures outstanding; provided, further, that the Property Trustee shall not take any action in accordance with the directions of the Holders of the Securities under this paragraph 7(b) unless the Property Trustee has obtained an opinion of tax counsel to the effect that the Trust will not be classified as other than a grantor trust for United States federal income tax purposes on account of such action.

8.   Pro Rata.

A reference in these terms of the Securities to any payment, distribution or treatment as being "Pro Rata" shall mean pro rata to each Holder of Securities according to the aggregate liquidation amount of the Securities held by the relevant Holder in relation to the aggregate liquidation amount of all Securities outstanding unless, in relation to a payment, an Event of Default under the Indenture has occurred and is continuing, in which case any funds available to make such payment shall be paid first to each Holder of the Preferred Securities pro rata according to the aggregate liquidation amount of Preferred Securities held by the relevant Holder relative to the aggregate liquidation amount of all Preferred Securities outstanding, and only after satisfaction of all amounts owed to the Holders of the Preferred Securities, to each Holder of Common Securities pro rata according to the aggregate liquidation amount of Common Securities held by the relevant Holder relative to the aggregate liquidation amount of all Common Securities outstanding.

9.   Ranking.

The Preferred Securities rank pari passu and payment thereon shall be made Pro Rata with the Common Securities except that, where an Event of Default occurs and is continuing under the Indenture in respect of the Subordinated Debentures held by the Property Trustee, the rights of Holders of the Common Securities to payment in respect of Distributions and payments upon liquidation, redemption and otherwise are subordinated to the rights to payment of the Holders of the Preferred Securities.

10.   Listing.

The Regular Trustees shall use their best efforts to cause the Preferred Securities to be listed for quotation on the New York Stock Exchange, Inc.

11.   Acceptance of Securities Guarantee and Indenture.

Each Holder of Preferred Securities and Common Securities, by the acceptance thereof, agrees to the provisions of the Preferred Securities Guarantee and the Common Securities Guarantee, respectively, including the subordination provisions therein and to the provisions of the Indenture.

12.  No Preemptive Rights.

The Holders of the Securities shall have no preemptive rights to subscribe for any additional securities.

13.  Miscellaneous.

These terms constitute a part of the Declaration and may be amended only in accordance with the provisions of the Declaration.

These Securities shall be governed by the laws of the State of Delaware.

The Sponsor will provide a copy of the Declaration, the Preferred Securities Guarantee or the Common Securities Guarantee (as may be appropriate), and the Indenture to a Holder without charge on written request to the Trust at its principal place of business.

                                    ANNEX I


     [IF THE PREFERRED SECURITY IS TO BE A GLOBAL CERTIFICATE INSERT - This Preferred Security is a Global Certificate within the meaning of the Declaration hereinafter referred to and is registered in the name of The Depository Trust Company (the "Depository") or a nominee of the Depository. This Preferred Security is exchangeable for Preferred Securities registered in the name of a person other than the Depository or its nominee only in the limited circumstances described in the Declaration and no transfer of this Preferred Security (other than a transfer of this Preferred Security as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository) may be registered except in limited circumstances.

Unless this Preferred Security is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trust or its agent for registration of transfer, exchange or payment, and any Preferred Security issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of DTC and any payment hereon is made to Cede & Co. (or to such other entity, as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch the registered owner hereof, Cede & Co., has an interest herein.]

Number                             Number of Preferred Securities

                                      CUSIP NO. _____________


           ___% Trust Originated Preferred Securities.SM ("TOPrS"SM)
              (liquidation amount $25 per Preferred Security)

                                      of

                          PACIFIC TELESIS FINANCING I




PACIFIC TELESIS FINANCING I, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that _____________________________ (the "Holder") is the registered owner of preferred securities of the Trust representing undivided beneficial interests in the assets of the Trust designated the _______% Trust Originated Preferred Securities (liquidation amount $25 per Preferred Security) (the "Preferred Securities"). The Preferred Securities are transferable on the Register, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities are and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust dated as of ________, 1995, as the same may be amended from time to time (the "Declaration"), including the designation of the terms of the Preferred Securities as set forth in Exhibit A to the Declaration. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Holder is entitled to the benefits of the Declaration and of the Preferred Securities Guarantee to the extent provided therein. Pacific Telesis Group as the Sponsor will provide a copy of the Declaration, the Preferred Securities Guarantee and the Indenture to a Holder without charge upon written request to the Trust at its principal place of business.

Upon receipt hereof, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

By acceptance, the Holder agrees to treat, for United States federal income tax purposes, the Subordinated Debentures as indebtedness and the Preferred Securities as evidence of indirect beneficial ownership in the Debentures.

     IN WITNESS WHEREOF, the Trust has executed this certificate this day of ___________________, 199__.

                                 {           }
                                  as Trustee

                    ______________________________________



                                 {           }
                                  as Trustee

                    _______________________________________

                             _____________________

                                  ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Preferred Security to:
_________________________________________________________________
_________________________________________________________________
_________________________________________________________________
(Insert assignee's social security or tax identification number)

_________________________________________________________________
_________________________________________________________________
_________________________________________________________________
_________________________________________________________________
(Insert address and zip code of assignee)

and irrevocably appoints
_________________________________________________________________
_________________________________________________________________
___________________________________________________________ agent to transfer this Preferred Security on the Register. The agent may substitute another to act for him or her.

Date: _______________________

Signature: __________________
(Sign exactly as your name appears on the other side of this Preferred
Security)

                                   ANNEX II


Number                             Number of Common Securities


                   ___% Trust Originated Common Securities.
                 (liquidation amount $25 per Common Security)

                                      of

                          PACIFIC TELESIS FINANCING I





PACIFIC TELESIS FINANCING I, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that _____________________________ (the "Holder") is the registered owner of common securities of the Trust representing undivided beneficial interests in the assets of the Trust designated the _______% Trust Originated Common Securities (liquidation amount $25 per Common Security) (the "Common Securities"). The Common Securities are transferable on the Register, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities are and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust dated as of ___________________, 1995, as the same may be amended from time to time (the "Declaration"), including the designation of the terms of the Common Securities as set forth in Exhibit A to the Declaration. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Holder is entitled to the benefits of the Common Securities Guarantee to the extent provided therein. The Trust will provide a copy of the Declaration, the Common Securities Guarantee and the Indenture to a Holder without charge upon written request to the Trust at its principal place of business.

Upon receipt hereof, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

By acceptance, the Holder agrees to treat for United States federal income tax purposes the Subordinated Debentures as indebtedness and the Common Securities as evidence of indirect beneficial ownership in the Debentures.

     IN WITNESS WHEREOF, the Trust has executed this certificate this day of _____________________, 199__.


                                 {           }
                                  as Trustee

                      ___________________________________



                                 {           }
                                  as Trustee

                       _________________________________

                             _____________________

                                  ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Common Security to:
_________________________________________________________________
_________________________________________________________________
_________________________________________________________________
(Insert assignee's social security or tax identification number)

_________________________________________________________________
_________________________________________________________________
_________________________________________________________________
_________________________________________________________________
(Insert address and zip code of assignee)

and irrevocably appoints
_________________________________________________________________
_________________________________________________________________
___________________________________________________________ agent  to transfer this Common Security on the Register. The agent may substitute another to act for him or her.

Date: _______________________

Signature: __________________
(Sign exactly  as  your name  appears  on the  other  side of  this  Preferred
Security)

                                   EXHIBIT B

                             SPECIMEN OF DEBENTURE

                                   EXHIBIT C

                            UNDERWRITING AGREEMENT